UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135
                                  ------------

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                -------------------------------------------------=
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
        (Address of principal executive offices)               (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 12/31
                        --------

Date of reporting period:  06/30/06
                          -----------

ITEM 1. REPORTS TO STOCKHOLDERS.



FOREIGN EQUTIY SERIES




                                                    SEMIANNUAL REPORT 06 30 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                             Foreign Equity Series

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

SEMIANNUAL REPORT

TIFI Foreign Equity Series ................................................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   17

Notes to Financial Statements .............................................   20

Shareholder Information ...................................................   28

--------------------------------------------------------------------------------

Semiannual Report

TIFI Foreign Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                               66.1%
Asia                                                 21.4%
North America                                         4.1%
Australia & New Zealand                               2.1%
Latin America                                         1.9%
Middle East & Africa                                  1.8%
Short-Term Investments & Other Net Assets             2.6%

This semiannual report for Templeton Institutional Funds, Inc. (TIFI) Foreign Equity Series (the Fund) covers the period ended June 30, 2006.

PERFORMANCE OVERVIEW

For the six months under review, the Fund posted a cumulative total return of +8.07%. The Fund underperformed its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index and the MSCI Europe, Australasia, Far East (EAFE) Index, which posted total returns of +9.99% and +10.50% for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

1. Source: Standard & Poor's Micropal. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                           Semiannual Report | 1

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Banks                                      11.9%
Diversified Telecommunication Services                 7.9%
Oil, Gas & Consumable Fuels                            6.7%
Insurance                                              5.0%
Electric Utilities                                     4.4%
Pharmaceuticals                                        4.2%
Paper & Forest Products                                4.1%
Household Durables                                     3.8%
Semiconductors & Semiconductor Equipment               3.6%
Food Products                                          3.5%
Media                                                  3.2%
Aerospace & Defense                                    2.7%
Industrial Conglomerates                               2.7%
Wireless Telecommunication Services                    2.6%
Machinery                                              2.6%
Capital Markets                                        2.6%
Multi-Utilities                                        2.1%
Metals & Mining                                        2.1%
Auto Components                                        2.0%
Other                                                 19.7%
Short-Term Investments & Other Net Assets              2.6%

                          ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world's three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the MSCI EAFE Index was +10.50%, and for the MSCI AC World ex USA Index was +9.99%. 3 By

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.

3. Source: Standard & Poor's Micropal. Please see footnote 1 for descriptions of the MSCI EAFE Index and the MSCI AC World ex USA Index.


2 | Semiannual Report
comparison, the total return for the MSCI USA Index was +2.52% (all returns in U.S. dollars). 4

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.

MANAGER'S DISCUSSION

During the six months under review, the Fund continued to benefit from its diversification and delivered positive absolute returns, but lagged its benchmark, the MSCI AC World ex US Index. This relative underperformance was due in part to the Fund's emerging market and financial sector exposures, and the Fund's underweighted allocation to metals and mining stocks, which performed strongly. 5

The materials and industrial sectors provided strong returns for the portfolio in the past few years, in an environment of strong global economic growth and heightened end-user demand. 6 However, many of these stocks started to look expensive based on our longer term, normalized earnings and cash flow assessments, which are part of our investment strategy. Consequently, we incrementally reduced the Fund's exposure to these sectors.

Conversely, some media and telecommunication services companies faced a tough competitive environment, but our research led us to conclude that the market had punished these stocks indiscriminately. 7 Over the past few quarters, we reallocated assets to these sectors. Despite this general framework, our stock selection in media and telecommunication services contributed to the Fund's relative performance. This mainly resulted from a shift in market sentiment toward period end -- from a cyclical, momentum-driven market to one more focused on valuations.

4. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

5. The financial sector comprises commercial banks, thrifts and mortgage finance, capital markets, insurance, and real estate in the SOI.

6. In the SOI, the materials sector comprises chemicals, paper and forest products, and metals and mining. The industrials sector comprises industrial conglomerates, machinery, aerospace and defense, electrical equipment, air freight and logistics, commercial services and supplies, and airlines in the SOI.

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

TOP 10 EQUITY HOLDINGS
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd.                                             2.7%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
Atlas Copco AB, A                                                        2.0%
  MACHINERY, SWEDEN
--------------------------------------------------------------------------------
E.ON AG                                                                  1.7%
  ELECTRIC UTILITIES, GERMANY
--------------------------------------------------------------------------------
Sanofi-Aventis, ord. & ADR                                               1.7%
  PHARMACEUTICALS, FRANCE
--------------------------------------------------------------------------------
Celesio AG                                                               1.7%
  HEALTH CARE PROVIDERS & SERVICES,
  GERMANY
--------------------------------------------------------------------------------
Rolls-Royce Group PLC, ord. & B                                          1.7%
  AEROSPACE & DEFENSE, U.K.
--------------------------------------------------------------------------------
Nordea Bank AB, FDR                                                      1.6%
  COMMERCIAL BANKS, SWEDEN
--------------------------------------------------------------------------------
ING Groep NV, ord. & ADR                                                 1.6%
  CAPITAL MARKETS, NETHERLANDS
--------------------------------------------------------------------------------
Royal Dutch Shell PLC, B, ADR                                            1.6%
  OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC                                         1.5%
  COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 3

A large contributor to performance was media company British Sky Broadcasting Group (BSkyB), the U.K's largest pay-TV provider, which we bought in 2005. BSkyB's threatened demise due to competition from companies, such as Google, Yahoo! and Apple, appeared, in our opinion, to be overblown, and perhaps the market began to realize that, too. BSkyB actually grew earnings and cash flow quite well.

Another contributor to absolute performance in the consumer discretionary sector was Compass Group, a U.K. food service operator that is a franchisee of the Burger King, Pizza Hut and Sbarro chains. 8 Compass shares rose after the company beat lowered expectations with in-line results, brought in a new management team and achieved a higher-than-expected price for the sale of its concession catering business. In addition, some analysts suggested the company could expand its margin through cost cutting, which should lead to a more favorable valuation.

Our stock selection and overweighted position in the utilities sector and our stock selection in the industrials sector contributed to the Fund's absolute and relative performance compared to the MSCI benchmark. 9 Three European industrial companies, Adecco, Atlas Copco and Vestas Wind Systems, were among the top 15 contributors to Fund returns during the period, and three European utilities, E.ON, SUEZ and Iberdrola, were among the top 10 contributors.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

On the negative side, the Fund's underweighted position in materials, a top performing sector, hurt relative performance. In particular, metals and mining stocks increased early in the period due to double-digit price gains for industrial metals. Despite a pullback that began in May, the stocks remained high at period-end. Although our underweighting in materials negatively impacted the Fund's relative performance during the period, we

8.    Compass Group is in the hotels, restaurants and leisure industry.

9. The utilities sector comprises multi-utilities and electric utilities in the SOI.


4 | Semiannual Report
began reducing exposure to this sector a few quarters ago based on our analysis of sector and company specific valuations. We are convinced the presence of financial investors has driven industrial metal prices to levels that are unjustifiable by traditional supply and demand factors alone. Hence, the perceived risk to prices combined with high stock valuations led us to significantly reduce the Fund's exposure to the materials sector.

Other detractors from Fund performance were financial sector holdings, including insurance companies from Bermuda, ACE and XL Capital, and financial firms from India, ICICI Bank and Housing Development Finance. This was partly due to the shift in market sentiment, exemplified by investors' reduced appetite for risk in their global equity exposure, and particularly for emerging market equities, which performed strongly over the past three years.

The risk-averse sentiment negatively impacted the Fund's South Korea holdings, which made up its largest emerging market weighting and detracted from Fund performance relative to the benchmark. However, in line with our investment strategy, we believe the longer-term prospects for these holdings remain positive. What's more, the portfolio's underweighted position in Japan, which was a weak performing market, benefited the Fund's relative performance and made up for its South Korean holdings' negative effect.

Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.

[PHOTO]     /s/ Gary P. Motyl

            Gary P. Motyl, CFA
            President - Templeton Investment Counsel, LLC
            Chief Investment Officer - Templeton Institutional
            Global Equities

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
SYMBOL: TFEQX                                               CHANGE          6/30/06        12/31/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$1.58           $23.89          $22.31
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.0779
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.1364
---------------------------------------------------------------------------------------------------
               TOTAL                       $0.2143
---------------------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
                                           6-MONTH           1-YEAR           5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +8.07%          +22.82%          +70.59%       +157.58%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +8.07%          +22.82%          +11.27%         +9.92%
---------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4       $1,080,665       $1,228,168       $1,705,869     $2,575,770
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.


6 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS.

INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THESE AND OTHER RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

Semiannual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = $8.6

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------
                                                BEGINNING           ENDING         EXPENSES PAID
                                              ACCOUNT VALUE      ACCOUNT VALUE     DURING PERIOD*
                                                 1/1/06             6/30/06        1/1/06-6/30/06
-------------------------------------------------------------------------------------------------
Actual                                          $1,000.00          $1,080.70            $4.13
-------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00          $1,023.83            $4.01
-------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                           Semiannual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                        ------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                          JUNE 30, 2006                             YEAR ENDED DECEMBER 31,
                                           (UNAUDITED)         2005            2004            2003          2002          2001
                                        ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ..    $    22.31       $    20.27      $    16.95      $    12.13    $    14.47    $    16.95
                                           ---------------------------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ..............          0.38             0.42            0.33            0.25          0.23          0.25
 Net realized and unrealized gains
  (losses) ............................          1.41             2.32            3.25            4.87         (2.37)        (2.28)
                                           ---------------------------------------------------------------------------------------
Total from investment operations ......          1.79             2.74            3.58            5.12         (2.14)        (2.03)
                                           ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ................         (0.08)           (0.66)          (0.26)          (0.30)        (0.20)        (0.28)
 Net realized gains ...................         (0.13)           (0.04)             --              --            --         (0.17)
                                           ---------------------------------------------------------------------------------------
Total distributions ...................         (0.21)           (0.70)          (0.26)          (0.30)        (0.20)        (0.45)
                                           ---------------------------------------------------------------------------------------
Redemption fees .......................            -- d             -- d            -- d            --            --            --
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period ........    $    23.89       $    22.31      $    20.27      $    16.95    $    12.13    $    14.47
                                           =======================================================================================
Total return c ........................          8.07%           13.61%          21.25%          42.61%       (14.80)%      (12.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $6,313,574       $6,245,721      $5,658,170      $4,642,764    $3,164,910    $3,551,516
Ratios to average net assets:
 Expenses .............................          0.80% e,f        0.81% f         0.82% f         0.83%         0.83%         0.84%
 Net investment income ................          3.23% e          2.01%           1.89%           1.85%         1.68%         1.62%
Portfolio turnover rate ...............          4.67%           12.97%          18.25%           8.93%        16.26%        15.38%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.


10 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                                  INDUSTRY                        SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.4%
  COMMON STOCKS 96.9%
  AUSTRALIA 2.1%
  Alumina Ltd. ......................................                Metals & Mining                    6,912,015    $   34,679,480
  National Australia Bank Ltd. ......................                Commercial Banks                   2,903,680        75,886,016
  Qantas Airways Ltd. ...............................                    Airlines                      11,228,850        24,705,357
                                                                                                                     --------------
                                                                                                                        135,270,853
                                                                                                                     --------------
  BERMUDA 1.3%
  ACE Ltd. ..........................................                   Insurance                       1,108,930        56,100,769
  XL Capital Ltd., A ................................                   Insurance                         450,020        27,586,226
                                                                                                                     --------------
                                                                                                                         83,686,995
                                                                                                                     --------------
  BRAZIL 0.4%
  Embraer-Empresa Brasileira de Aeronautica
    SA, ADR .........................................              Aerospace & Defense                    768,600        28,030,842
                                                                                                                     --------------
  CANADA 2.5%
  Alcan Inc. ........................................                Metals & Mining                      740,843        34,707,414
  BCE Inc. ..........................................     Diversified Telecommunication Services            5,920           140,008
  BCE Inc. (USD Traded) .............................     Diversified Telecommunication Services        2,469,060        58,355,779
a Celestica Inc. ....................................       Electronic Equipment & Instruments              9,815            93,635
  Husky Energy Inc. .................................          Oil, Gas & Consumable Fuels              1,074,190        67,426,199
                                                                                                                     --------------
                                                                                                                        160,723,035
                                                                                                                     --------------
  CHINA 1.2%
  China Mobile (Hong Kong) Ltd. .....................      Wireless Telecommunication Services          8,492,000        48,548,520
  China Telecom Corp. Ltd., H .......................     Diversified Telecommunication Services       89,754,000        28,891,951
                                                                                                                     --------------
                                                                                                                         77,440,471
                                                                                                                     --------------
  DENMARK 0.6%
a Vestas Wind Systems AS ............................              Electrical Equipment                 1,451,613        39,707,470
                                                                                                                     --------------
  FINLAND 2.1%
  Stora Enso OYJ, R (EUR/FIM Traded) ................            Paper & Forest Products                1,673,625        23,379,555
  Stora Enso OYJ, R (SEK Traded) ....................            Paper & Forest Products                2,814,636        38,923,466
  UPM-Kymmene OYJ ...................................            Paper & Forest Products                3,278,200        70,662,792
                                                                                                                     --------------
                                                                                                                        132,965,813
                                                                                                                     --------------
  FRANCE 8.7%
  Accor SA ..........................................         Hotels, Restaurants & Leisure               494,470        30,103,091
a Arkema ............................................                   Chemicals                          20,168           787,155
  AXA SA ............................................                   Insurance                       2,311,148        75,864,719
  Compagnie Generale des Etablissements
    Michelin, B .....................................                Auto Components                    1,341,820        80,676,595
  France Telecom SA .................................     Diversified Telecommunication Services        3,183,580        68,460,320
  Sanofi-Aventis ....................................                Pharmaceuticals                    1,106,500       108,001,901
  Sanofi-Aventis, ADR ...............................                Pharmaceuticals                        6,813           331,793
  Suez SA ...........................................                Multi-Utilities                    2,075,810        86,303,102
  Suez SA, ADR ......................................                Multi-Utilities                        7,250           302,688
a Thomson SA ........................................               Household Durables                  2,572,370        42,548,809
  Total SA, B .......................................          Oil, Gas & Consumable Fuels                806,748        53,098,068
                                                                                                                     --------------
                                                                                                                        546,478,241
                                                                                                                     --------------


                                                          Semiannual Report | 11

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                                 INDUSTRY                         SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  GERMANY 9.6%
  BASF AG ...........................................                   Chemicals                         534,020    $   42,860,524
  BASF AG, ADR ......................................                   Chemicals                           6,430           516,265
  Bayerische Motoren Werke AG .......................                  Automobiles                      1,647,950        82,301,790
  Celesio AG ........................................        Health Care Providers & Services           1,178,552       107,209,895
  Deutsche Post AG ..................................            Air Freight & Logistics                3,524,380        94,724,915
  E.ON AG ...........................................               Electric Utilities                    956,750       110,153,024
a Infineon Technologies AG ..........................    Semiconductors & Semiconductor Equipment       4,780,650        53,206,127
  Muenchener Rueckversicherungs-Gesellschaft
    AG ..............................................                   Insurance                         321,287        43,928,365
  Siemens AG ........................................            Industrial Conglomerates                 815,230        70,968,190
                                                                                                                     --------------
                                                                                                                        605,869,095
                                                                                                                     --------------
  HONG KONG 2.1%
  Cheung Kong (Holdings) Ltd. .......................                  Real Estate                      2,550,000        27,629,775
  Cheung Kong (Holdings) Ltd., ADR ..................                  Real Estate                         31,535           341,688
a Hutchison China Meditech Ltd. .....................        Health Care Providers & Services                 274             1,163
  Hutchison Whampoa Ltd. ............................            Industrial Conglomerates               5,342,550        48,772,821
  Hutchison Whampoa Ltd., ADR .......................            Industrial Conglomerates                   4,795           218,172
  Swire Pacific Ltd., A .............................                  Real Estate                      5,440,500        56,146,848
  Swire Pacific Ltd., B .............................                  Real Estate                        154,500           296,413
                                                                                                                     --------------
                                                                                                                        133,406,880
                                                                                                                     --------------
  INDIA 3.1%
  Housing Development Finance Corp. Ltd. ............           Thrifts & Mortgage Finance              3,668,470        90,352,465
  ICICI Bank Ltd. ...................................                Commercial Banks                   4,935,848        52,435,317
  Satyam Computer Services Ltd. .....................                  IT Services                      3,347,536        51,905,778
  Satyam Computer Services Ltd., ADR ................                  IT Services                         47,700         1,580,778
                                                                                                                     --------------
                                                                                                                        196,274,338
                                                                                                                     --------------
  ISRAEL 0.6%
a Check Point Software Technologies Ltd. ............                    Software                       2,073,240        36,447,559
                                                                                                                     --------------
  ITALY 1.8%
  Eni SpA ...........................................          Oil, Gas & Consumable Fuels              2,433,040        71,680,105
  UniCredito Italiano SpA ...........................                Commercial Banks                   5,363,030        41,987,217
                                                                                                                     --------------
                                                                                                                        113,667,322
                                                                                                                     --------------
  JAPAN 6.2%
  Fuji Photo Film Co. Ltd. ..........................          Leisure Equipment & Products             1,053,900        35,361,755
  Hitachi Ltd. ......................................       Electronic Equipment & Instruments          6,516,000        43,043,348
  Hitachi Ltd., ADR .................................       Electronic Equipment & Instruments              2,275           150,309
  KDDI Corp. ........................................      Wireless Telecommunication Services              6,403        39,331,635
  Mabuchi Motor Co. Ltd. ............................       Electronic Equipment & Instruments            650,600        38,884,215
  NEC Corp. .........................................            Computers & Peripherals                3,873,000        20,643,366
  NEC Corp., ADR ....................................            Computers & Peripherals                   14,625            77,951
  Nintendo Co. Ltd. .................................                    Software                         230,300        38,636,550
  Nippon Telegraph & Telephone Corp., ADR ...........     Diversified Telecommunication Services            6,815           166,763
  Nomura Holdings Inc. ..............................                Capital Markets                    1,731,200        32,447,237


12 | Semiannual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SERIES                                                   INDUSTRY                         SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Sompo Japan Insurance Inc. ..........................                   Insurance                       3,473,000    $   48,554,328
Sony Corp. ..........................................               Household Durables                  1,023,100        45,145,310
Sony Corp., ADR .....................................               Household Durables                      4,405           193,996
Takeda Pharmaceutical Co. Ltd. ......................                Pharmaceuticals                      763,500        47,499,847
                                                                                                                     --------------
                                                                                                                        390,136,610
                                                                                                                     --------------
MEXICO 1.0%
Telefonos de Mexico SA de CV, L, ADR ................     Diversified Telecommunication Services        2,933,954        61,114,262
                                                                                                                     --------------
NETHERLANDS 6.0%
Akzo Nobel NV, ADR ..................................                   Chemicals                           5,290           284,443
ING Groep NV ........................................                Capital Markets                    2,548,410       100,181,448
ING Groep NV, ADR ...................................                Capital Markets                       12,965           509,784
Koninklijke Philips Electronics NV ..................               Household Durables                  2,954,061        92,320,547
Koninklijke Philips Electronics NV,
  N.Y. shs ..........................................               Household Durables                     11,935           371,656
SBM Offshore NV .....................................          Energy Equipment & Services              2,414,500        64,369,535
Unilever NV .........................................                 Food Products                     3,797,500        86,131,490
Unilever NV, N.Y. shs ...............................                 Food Products                         7,620           171,831
Wolters Kluwer NV ...................................                     Media                         1,499,375        35,426,855
                                                                                                                     --------------
                                                                                                                        379,767,589
                                                                                                                     --------------
NORWAY 1.0%
Telenor ASA .........................................     Diversified Telecommunication Services        5,272,050        63,741,155
                                                                                                                     --------------
PORTUGAL 0.9%
Portugal Telecom SGPS SA ............................     Diversified Telecommunication Services        4,496,290        54,297,740
                                                                                                                     --------------
SINGAPORE 1.0%
DBS Group Holdings Ltd. .............................                Commercial Banks                   5,624,185        64,323,106
DBS Group Holdings Ltd., ADR ........................                Commercial Banks                       7,605           347,910
                                                                                                                     --------------
                                                                                                                         64,671,016
                                                                                                                     --------------
SOUTH AFRICA 1.2%
Sappi Ltd. ..........................................            Paper & Forest Products                3,237,666        39,827,356
Sappi Ltd., ADR .....................................            Paper & Forest Products                2,726,730        34,056,858
                                                                                                                     --------------
                                                                                                                         73,884,214
                                                                                                                     --------------
SOUTH KOREA 7.0%
Kookmin Bank ........................................                Commercial Banks                     900,573        74,039,203
Kookmin Bank, ADR ...................................                Commercial Banks                     216,498        17,982,324
Korea Electric Power Corp. ..........................               Electric Utilities                  1,146,540        42,477,872
Korea Electric Power Corp., ADR .....................               Electric Utilities                     12,195           231,217
KT Corp., ADR .......................................     Diversified Telecommunication Services          903,955        19,389,835
LG Electronics Inc. .................................               Household Durables                    938,340        56,869,091
POSCO ...............................................                Metals & Mining                      224,020        60,092,849
POSCO, ADR ..........................................                Metals & Mining                        4,080           272,952
Samsung Electronics Co. Ltd. ........................    Semiconductors & Semiconductor Equipment         270,520       171,935,241
                                                                                                                     --------------
                                                                                                                        443,290,584
                                                                                                                     --------------


                                                          Semiannual Report | 13

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                                  INDUSTRY                        SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  SPAIN 5.7%
  Banco Santander Central Hispano SA ................                Commercial Banks                   4,618,890    $   67,477,529
  Endesa SA .........................................               Electric Utilities                  1,635,640        56,892,154
  Iberdrola SA, Br...................................               Electric Utilities                  2,011,074        69,281,909
  Repsol YPF SA .....................................          Oil, Gas & Consumable Fuels              2,520,610        72,196,342
  Telefonica SA .....................................     Diversified Telecommunication Services        5,433,139        90,493,470
  Telefonica SA, ADR ................................     Diversified Telecommunication Services            8,892           442,288
                                                                                                                     --------------
                                                                                                                        356,783,692
                                                                                                                     --------------
  SWEDEN 7.0%
  Atlas Copco AB, A .................................                   Machinery                       4,621,920       128,474,993
  Autoliv Inc. ......................................                Auto Components                      830,940        47,006,276
  Autoliv Inc., SDR .................................                Auto Components                        9,100           512,227
  ForeningsSparbanken AB (Swedbank), A ..............                Commercial Banks                   1,405,980        36,932,366
  Nordea Bank AB, FDR ...............................                Commercial Banks                   8,593,898       102,241,823
  Securitas AB, B ...................................         Commercial Services & Supplies            1,926,540        36,950,754
  Svenska Cellulosa AB, B ...........................            Paper & Forest Products                1,294,903        53,541,482
  Volvo AB, B .......................................                   Machinery                         708,525        34,859,779
                                                                                                                     --------------
                                                                                                                        440,519,700
                                                                                                                     --------------
  SWITZERLAND 3.8%
  Adecco SA .........................................         Commercial Services & Supplies            1,031,040        60,979,338
  Lonza Group AG ....................................                   Chemicals                         420,110        28,816,085
  Nestle SA .........................................                 Food Products                       267,320        83,971,434
  Nestle SA, ADR ....................................                 Food Products                         2,310           178,448
  Swiss Reinsurance Co. .............................                   Insurance                         922,362        64,473,666
  Swiss Reinsurance Co., ADR ........................                   Insurance                           3,295           230,323
  UBS AG ............................................                Capital Markets                        4,755           521,623
                                                                                                                     --------------
                                                                                                                        239,170,917
                                                                                                                     --------------
  TAIWAN 0.8%
  Chunghwa Telecom Co. Ltd., ADR ....................     Diversified Telecommunication Services        1,223,460        22,597,306
  Compal Electronics Inc., GDR ......................            Computers & Peripherals                1,103,174         5,350,394
b Compal Electronics Inc., GDR, 144A ................            Computers & Peripherals                4,162,317        20,187,238
                                                                                                                     --------------
                                                                                                                         48,134,938
                                                                                                                     --------------
  UNITED KINGDOM 18.9%
  Amvescap PLC ......................................                Capital Markets                    3,236,560        29,641,744
  BAE Systems PLC ...................................              Aerospace & Defense                  5,617,238        38,408,435
  Boots Group PLC ...................................            Food & Staples Retailing               2,235,880        31,837,196
  BP PLC ............................................          Oil, Gas & Consumable Fuels              4,940,110        57,599,314
a British Airways PLC ...............................                    Airlines                       7,028,710        44,550,101
a British Airways PLC, ADR ..........................                    Airlines                           8,225           522,370
  British Sky Broadcasting Group PLC ................                     Media                         6,149,950        65,222,975
  Cadbury Schweppes PLC .............................                 Food Products                     5,278,910        50,908,954
  Compass Group PLC .................................         Hotels, Restaurants & Leisure            14,860,370        72,067,710
  GlaxoSmithKline PLC ...............................                Pharmaceuticals                    2,786,240        77,853,580
  HSBC Holdings PLC .................................                Commercial Banks                   3,254,421        57,031,514
  HSBC Holdings PLC, ADR ............................                Commercial Banks                       3,790           334,846
  National Grid PLC .................................                Multi-Utilities                    4,010,399        43,347,864


14 | Semiannual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                                  INDUSTRY                        SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  UNITED KINGDOM (CONTINUED)
  Pearson PLC .......................................                     Media                         3,511,000    $   47,818,856
  Rentokil Initial PLC ..............................         Commercial Services & Supplies            6,043,130        17,461,340
a Rolls-Royce Group PLC .............................              Aerospace & Defense                 13,555,704       103,781,040
a Rolls-Royce Group PLC, B ..........................              Aerospace & Defense                729,296,875         1,382,368
  Royal Bank of Scotland Group PLC ..................                Commercial Banks                   2,923,660        96,128,955
  Royal Dutch Shell PLC, B, ADR .....................          Oil, Gas & Consumable Fuels              1,415,307        98,887,500
  Shire PLC .........................................                Pharmaceuticals                    2,293,320        33,460,873
  Shire PLC, ADR ....................................                Pharmaceuticals                        8,590           379,936
  Smiths Group PLC ..................................            Industrial Conglomerates               2,980,820        49,114,424
  Standard Chartered PLC ............................                Commercial Banks                   2,715,610        66,288,308
  Vodafone Group PLC ................................      Wireless Telecommunication Services         36,522,370        77,838,684
  Yell Group PLC ....................................                     Media                         3,309,540        31,304,651
                                                                                                                     --------------
                                                                                                                      1,193,173,538
                                                                                                                     --------------
  UNITED STATES 0.3%
  News Corp., A .....................................                     Media                         1,089,919        20,904,646
                                                                                                                     --------------
  TOTAL COMMON STOCKS
    (COST $3,627,663,803) ...........................                                                                 6,119,559,515
                                                                                                                     --------------
  PREFERRED STOCKS
    (COST $31,484,036) 0.5%
  BRAZIL 0.5%
  Tele Norte Leste Participacoes SA, ADR, pfd........     Diversified Telecommunication Services        2,195,300        27,990,075
                                                                                                                     --------------
    TOTAL LONG TERM INVESTMENTS
    (COST $3,659,147,839) ...........................                                                                 6,147,549,590
                                                                                                                     --------------


                                                          Semiannual Report | 15

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                                                           PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 2.2%
  UNITED STATES
    (COST $1,769,159) 0.0% c
d U.S. Treasury Bills, 7/06/06 - 12/21/06 ...........                                                $  1,790,000    $    1,770,462
                                                                                                                     --------------
  TOTAL INVESTMENTS BEFORE MONEY MARKET
    FUND (COST $3,660,916,998) ......................                                                                 6,149,320,052
                                                                                                                     --------------

                                                                                                    --------------
                                                                                                        SHARES
                                                                                                    --------------
  UNITED STATES
   (COST $137,488,777) 2.2%
e Franklin Institutional Fiduciary Trust Money
    Market Portfolio, 4.83% .........................                                                 137,488,777       137,488,777
                                                                                                                     --------------
  TOTAL INVESTMENTS
    (COST $3,798,405,775) 99.6% .....................                                                                 6,286,808,829
  OTHER ASSETS, LESS LIABILITIES 0.4% ...............                                                                    26,765,662
                                                                                                                     --------------
  NET ASSETS 100.0% .................................                                                                $6,313,574,491
                                                                                                                     ==============

CURRENCY ABBREVIATIONS

EUR - Euro
FIM - Finnish Markka
SEK - Swedish Krona
USD - United States Dollar

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2006, the value of these securities was $20,187,238, representing 0.32% of net assets.

c     Rounds to less than 0.1% of net assets.

d     The security is traded on a discount basis with no stated coupon rate.

e See Note 8 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


16 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

                                                                  --------------
                                                                      FOREIGN
                                                                   EQUITY SERIES
                                                                  --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................    $3,660,916,998
  Cost - Sweep Money Fund (Note 8) ...........................       137,488,777
                                                                  --------------
  Total cost of investments ..................................    $3,798,405,775
                                                                  ==============
  Value - Unaffiliated Issuers ...............................    $6,149,320,052
  Value - Sweep Money Fund (Note 8) ..........................       137,488,777
                                                                  --------------
  Total value of investments .................................     6,286,808,829
 Cash ........................................................         4,107,985
 Foreign currency, at value (cost $91,262) ...................            91,403
 Receivables:
  Investment securities sold .................................        25,334,346
  Capital shares sold ........................................         9,153,033
  Dividends ..................................................        13,290,301
  Other receivables (Note 9) .................................           218,921
                                                                  --------------
        Total assets .........................................     6,339,004,818
                                                                  --------------
Liabilities:
 Payables:
  Capital shares redeemed ....................................        20,526,075
  Affiliates .................................................         3,861,859
 Accrued expenses and other liabilities ......................         1,042,393
                                                                  --------------
        Total liabilities ....................................        25,430,327
                                                                  --------------
           Net assets, at value ..............................    $6,313,574,491
                                                                  --------------
Net assets consist of:
 Paid-in capital .............................................    $3,697,943,952
 Undistributed net investment income .........................        22,820,429
 Net unrealized appreciation (depreciation) ..................     2,488,627,909
 Accumulated net realized gain (loss) ........................       104,182,201
                                                                  --------------
           Net assets, at value ..............................    $6,313,574,491
                                                                  --------------
Shares outstanding ...........................................       264,256,164
                                                                  --------------
Net asset value per share a ..................................    $        23.89
                                                                  ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

                                                                                       -------------
                                                                                          FOREIGN
                                                                                       EQUITY SERIES
                                                                                       -------------
Investment income:
 Dividends: (net of foreign taxes of $13,404,450)
  Unaffiliated issuers ............................................................    $123,344,788
  Sweep Money Fund (Note 8) .......................................................       3,623,893
 Interest .........................................................................       5,427,293
 Other income (Note 9) ............................................................         218,921
                                                                                       ------------
        Total investment income ...................................................     132,614,895
                                                                                       ------------
Expenses:
 Management fees (Note 3a) ........................................................      22,076,201
 Administrative fees (Note 3b) ....................................................       2,675,407
 Transfer agent fees (Note 3c) ....................................................          20,229
 Custodian fees (Note 4) ..........................................................       1,390,760
 Reports to shareholders ..........................................................          19,354
 Registration and filing fees .....................................................          44,046
 Professional fees ................................................................          71,735
 Directors' fees and expenses .....................................................          72,222
 Other ............................................................................          70,004
                                                                                       ------------
        Total expenses ............................................................      26,439,958
        Expense reductions (Note 4) ...............................................        (270,617)
                                                                                       ------------
           Net expenses ...........................................................      26,169,341
                                                                                       ------------
              Net investment income ...............................................     106,445,554
                                                                                       ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................................     104,532,491
  Foreign currency transactions ...................................................         340,897
                                                                                       ------------
        Net realized gain (loss) ..................................................     104,873,388
                                                                                       ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................     292,866,989
  Translation of assets and liabilities denominated in foreign currencies .........         302,209
                                                                                       ------------
        Net change in unrealized appreciation (depreciation) ......................     293,169,198
                                                                                       ------------
Net realized and unrealized gain (loss) ...........................................     398,042,586
                                                                                       ------------
Net increase (decrease) in net assets resulting from operations ...................    $504,488,140
                                                                                       ============


18 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              --------------------------------------
                                                                                                       FOREIGN EQUITY SERIES
                                                                                              --------------------------------------
                                                                                              SIX MONTHS ENDED
                                                                                                JUNE 30, 2006         YEAR ENDED
                                                                                                 (UNAUDITED)       DECEMBER 31, 2005
                                                                                              --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $   106,445,554       $   116,631,880
  Net realized gain (loss) from investments and foreign currency transactions ............        104,873,388           308,568,945
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies, and deferred taxes .........        293,169,198           328,701,779
                                                                                              -------------------------------------
       Net increase (decrease) in net assets resulting from operations ...................        504,488,140           753,902,604
                                                                                              -------------------------------------
Distributions to shareholders from:
  Net investment income ..................................................................        (22,374,284)         (183,533,480)
  Net realized gains .....................................................................        (39,176,539)          (10,751,350)
                                                                                              -------------------------------------
Total distributions to shareholders ......................................................        (61,550,823)         (194,284,830)
                                                                                              -------------------------------------
Capital share transactions (Note 2) ......................................................       (375,091,070)           27,925,243
                                                                                              -------------------------------------
Redemption fees ..........................................................................              7,694                 7,845
                                                                                              -------------------------------------
       Net increase (decrease) in net assets .............................................         67,853,941           587,550,862
Net assets:
 Beginning of period .....................................................................      6,245,720,550         5,658,169,688
                                                                                              -------------------------------------
 End of period ...........................................................................    $ 6,313,574,491       $ 6,245,720,550
                                                                                              =====================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of period ...........................................................................    $    22,820,429       $   (61,250,841)
                                                                                              =====================================


                     Semiannual Report | See notes to financial statements. | 19

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of four separate series. The Foreign Equity Series (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


20 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


22 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Prior to March 1, 2005, the redemption fee was 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.

Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2006, there were 1.14 billion shares authorized ($0.01 par value) for TIFI, of which 695 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                               -----------------------------------------------------------------------
                                                     SIX MONTHS ENDED                           YEAR ENDED
                                                       JUNE 30, 2006                         DECEMBER, 31 2005
                                               -----------------------------------------------------------------------
                                                  SHARES            AMOUNT                SHARES            AMOUNT
                                               -----------------------------------------------------------------------
Shares sold ...........................         25,160,170     $   590,232,383          43,810,911     $   915,696,969
Shares issued in reinvestment
 of distributions .....................          2,366,323          55,088,012           7,621,447         166,418,307
Shares redeemed .......................        (43,192,117)     (1,020,411,465)        (50,689,026)     (1,054,190,033)
                                               -----------------------------------------------------------------------
Net increase (decrease) ...............        (15,665,624)    $  (375,091,070)            743,332     $    27,925,243
                                               =======================================================================


                                                          Semiannual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                             AFFILIATION
-------------------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)          Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
       0.700%             Up to and including $1 billion
       0.680%             Over $1 billion, up to and including $5 billion
       0.660%             Over $5 billion, up to and including $10 billion
       0.640%             Over $10 billion, up to and including $15 billion
       0.620%             Over $15 billion, up to and including $20 billion
       0.600%             In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pay its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within TIFI as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
       0.150%             Up to and including $200 million
       0.135%             Over $200 million, up to and including $700 million
       0.100%             Over $700 million, up to and including $1.2 billion
       0.075%             In excess of $1.2 billion

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $20,229, of which $9,295 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.


24 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

5. INCOME TAXES

For tax purposes, realized currency losses subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $362,296.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................   $3,882,321,112
                                                       ==============
Unrealized appreciation ............................   $2,509,530,752
Unrealized depreciation ............................     (105,043,035)
                                                       --------------
Net unrealized appreciation (depreciation) .........   $2,404,487,717
                                                       ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $292,409,301 and $509,746,720, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the Fund's investment manager). Managment fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                          Semiannual Report | 25

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGOSettlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices


26 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

9. REGULATORY MATTERS (CONTINUED)

referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements


                                                          Semiannual Report | 27

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreements for each of the four separate series comprising Templeton Institutional Funds, Inc. ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as


28 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance in comparison with its Lipper selected performance universe during 2005, as well as during the previous ten years ended December 31, 2005. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of all retail and institutional international multi-cap core funds as designated by Lipper. The Lipper report for the Fund showed its total return during 2005 placed it in the middle quintile of its performance universe and on an annualized basis in the highest quintile of such universe in each of the previous three-, five- and ten-year periods. The Board was satisfied with such performance.


                                                          Semiannual Report | 29

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Funds' investment management agreements was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Foreign Equity Series showed the Fund's effective management fee to be in the middle quintile of its expense group, but that its actual total expenses were in the least expensive quintile of its expense group. The Board found such expenses to be acceptable

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in


30 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. Foreign Equity Series' management advisory fee schedule is at the rate of 0.70% on the first $1 billion of Fund net assets; 0.68% on the next $4 billion of Fund net assets; 0.66% on the next $5 billion of Fund net assets; 0.64% on the next $5 billion of Fund net assets; 0.62% on the next $5 billion of Fund net assets; and 0.60% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2005, this Fund's net assets were approximately $6.2 billion, and to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with this Fund and its shareholders.


                                                          Semiannual Report | 31

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


32 | Semiannual Report

     [LOGO](R)                   FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON               600 Fifth Avenue
   INSTITUTIONAL                 New York, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT454 S2006 08/06

EMERGING MARKETS SERIES






                                                    SEMIANNUAL REPORT 06 30 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                             Emerging Markets Series

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

TIFI Emerging Markets Series ..............................................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    7

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Shareholder Information ...................................................   27

--------------------------------------------------------------------------------

Semiannual Report

TIFI Emerging Markets Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton Institutional Funds, Inc. (TIFI) Emerging Markets Series (the Fund) covers the period ended June 30, 2006.

PERFORMANCE OVERVIEW

TIFI Emerging Markets Series posted a +6.22% cumulative total return for the six months under review. The Fund underperformed the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which returned +9.12% and +7.33% during the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 6.

1. Source: Standard & Poor's Micropal. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                           Semiannual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia ................................   51.2%
Europe ..............................   22.1%
Latin America .......................   15.4%
Middle East & Africa ................   10.2%
Short-Term Investments &
Other Net Assets ....................    1.1%

ECONOMIC AND MARKET OVERVIEW

Emerging markets ended the reporting period with positive returns as most markets held onto some of the strong gains recorded in the first four months of the year. The period began where 2005 left off -- on a wave of optimism. The market had ample liquidity as fund inflows remained robust and a strong economic environment boosted investor confidence. A weaker U.S. dollar against most major emerging market currencies further enhanced performance. However, global financial markets, including emerging markets, experienced substantial fund outflows in early May, triggered by U.S. inflationary pressures and increased uncertainty over the U.S. Federal Reserve Board's monetary policy. Investors seemed to become risk averse, causing less predictable asset classes such as commodities to retreat, exerting further downward pressure on equity markets. Emerging market stock performance contrasted with solid economic fundamentals, and eventually brought back some investors apparently searching for bargains, which helped stock prices recover in June. Strong economic growth data and signals of a possible end to U.S. interest rate hikes further bolstered investor confidence.

In Eastern Europe, the Russian stock market recorded the strongest gains during the reporting period. Investors continued to be drawn toward the country's strong economic growth, strengthening finances that resulted from high commodity prices, and stable political environment. Turkey's was one of the few emerging markets to end the six-month period in negative territory. This was largely due to uncertainty arising from the Turkish lira's weakness, relatively high inflation, a large external deficit and political instability. However, in Turkey's favor are strong economic fundamentals, substantial progress on structural reform implementation, International Monetary Fund support and continued European Union accession efforts. In Latin America, economies reported strong economic data and improved fiscal positions. Investors also focused attention on upcoming elections in many regional markets. In Asia, stock markets in China, Indonesia and Singapore outperformed their regional peers while those in Taiwan, South Korea and Thailand underperformed mostly due to political turmoil.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value, and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an "action list" from which we make


2 | Semiannual Report
our buy decisions. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

During the six months under review, the Fund's performance, relative to the benchmark MSCI EM Index, benefited from our underweighted position in Israel and exposure to Croatia. Stock selection in Brazil and Taiwan further enhanced relative performance. Our lack of exposure to Egypt also supported relative performance as that market underperformed the benchmark during the period. In Israel, the Fund benefited from not holding underperforming stocks Teva Pharmaceutical Industries and Bank Hapoalim. Key Brazilian and Taiwanese companies, which outperformed the MSCI EM Index and where the Fund held overweighted exposures, were Uni-President Enterprises, Souza Cruz and Centrais Eletricas Brasileiras (Eletrobras). The Fund's only Croatian stock, pharmaceutical developer Pliva, which is not an index component, contributed to relative performance.

On the other hand, our underweighted allocations and stock selection in India and Indonesia had a negative relative effect on the Fund versus the benchmark index. The Fund's positions in South Korea and Poland also adversely impacted relative performance, as some holdings underperformed the index. We held overweighted positions in Kangwon Land and Hyundai Development, which were among some South Korean stocks that declined during the period. However, we remained confident of the companies' corporate fundamentals and, typical of our long-term investment strategy, sought to use their share price declines as an opportunity to build our positions at what we considered were attractive prices. In Poland, lack of exposure to exporter KGHM Polska Miedz and overweighted positions in telecom operator Telekomunikacja Polska (TPSA) and oil refiner Polski Koncern Naftowy ORLEN hindered relative performance. We did not hold KGHM due to the availability of what we considered more attractively valued commodity stocks, and we reduced exposure to TPSA. A significant drop in Turkish stock prices hurt the Fund's investments in Turkey and led to the country's underperformance against its emerging markets peers.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a

TOP 10 COUNTRIES
6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
South Korea                                                              16.3%
--------------------------------------------------------------------------------
Taiwan                                                                   12.0%
--------------------------------------------------------------------------------
China                                                                    11.3%
--------------------------------------------------------------------------------
Brazil                                                                   11.1%
--------------------------------------------------------------------------------
South Africa                                                             10.0%
--------------------------------------------------------------------------------
Russia                                                                    6.7%
--------------------------------------------------------------------------------
Turkey                                                                    6.2%
--------------------------------------------------------------------------------
Mexico                                                                    3.7%
--------------------------------------------------------------------------------
Thailand                                                                  3.0%
--------------------------------------------------------------------------------
Hungary                                                                   2.5%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 3

TOP 10 EQUITY HOLDINGS
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd.                                              5.0%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H, ord. & 144A                                       3.6%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR, pfd.                                         3.4%
  OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Lukoil, ADR & ADR (London Exchange)                                       3.1%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Anglo American PLC                                                        2.5%
  METALS & MINING, SOUTH AFRICA
--------------------------------------------------------------------------------
Remgro Ltd.                                                               2.3%
  DIVERSIFIED FINANCIAL SERVICES,
  SOUTH AFRICA
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce,
ADR, pfd., A                                                              2.2%
  METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.                                             2.0%
  WIRELESS TELECOMMUNICATION SERVICES,
  CHINA
--------------------------------------------------------------------------------
Banco Bradesco SA, ADR, pfd.                                              1.9%
  COMMERCIAL BANKS, BRAZIL
--------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd.                                                    1.8%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------

negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

During the first half of 2006, we focused on portfolio alignment seeking to position the Fund to benefit from the developments in the global economy as well as in individual emerging markets. A dominant theme was sustained high commodity prices, despite an oil price correction in May. We therefore significantly increased the Fund's exposure to stocks in the energy and metals and mining sectors, as we believed such companies could benefit from higher revenues and subsequent greater earnings. This led to selective purchases in Russian, Brazilian, China H (Hong Kong-listed companies) and Red Chip (Hong Kong-listed companies with significant exposure to China) shares. Key oil and gas additions included Russia's Lukoil Holdings, one of the world's largest vertically integrated oil companies; Petroleo Brasileiro (Petrobras), Brazil's national oil and gas company; Companhia Vale do Rio Doce, a Brazilian mining giant that is among the world's largest iron ore producers; PetroChina, a dominant player in the oil and gas exploration, development and production industry; and CNOOC Limited, China's largest offshore oil and natural gas exploration and production company. Holdings in the semiconductor industry also increased as we added to our existing South Korean and Taiwanese semiconductor positions while establishing a new position in Taiwanese company United Microelectronics.

The market correction in May provided us an opportunity to build positions in value stocks that we deemed were oversold not due to poor fundamentals but lowered market expectations. As a result, we made substantial purchases in Turkey and South Africa. Key additions in Turkey included Akbank and Turkiye Vakiflar Bankasi, two major commercial and consumer banks, and Tupras-Turkiye Petrol Rafineleri, Turkey's largest industrial company with a dominant market share in oil refining. In South Africa, we bought shares of MTN Group, a major regional wireless telecommunications services provider; and JD Group, South Africa's leading furniture retailer. We believe higher personal incomes and strong consumer demand in these countries could lead to greater consumption of products and services offered by these market sectors.


4 | Semiannual Report

As certain stocks approached their sell targets, we reduced the Fund's exposure to Singapore and India. Our stake in South Korea was also reduced as we trimmed the Fund's investments in the food products, machinery, and metals and mining industries via the sale of CJ Corporation, a key food producer (sold entirely by period-end); Daewoo Shipbuilding & Marine Engineering, a major South Korean shipbuilder; and POSCO, one of the world's largest steel producers (sold entirely by period-end).

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

[PHOTO]      /s/ Mark Mobius

             Mark Mobius
             Managing Director
             Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------------
SYMBOL: TEEMX                                                      CHANGE            6/30/06          12/31/05
---------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$1.12             $20.05            $18.93
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
---------------------------------------------------------------------------------------------------------------
Dividend Income                                                   $0.0601
---------------------------------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
                                                6-MONTH             1-YEAR             5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                        +6.22%            +28.42%           +154.22%          +106.67%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                    +6.22%            +28.42%            +20.52%            +7.53%
---------------------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4            $1,062,200         $1,284,200         $2,542,200        $2,066,700
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.


6 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT        ENDING ACCOUNT      EXPENSES PAID DURING
                                                  VALUE 1/1/06          VALUE 6/30/06      PERIOD* 1/1/06-6/30/06
-----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00              $1,062.20                 $7.21
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00              $1,017.80                 $7.05
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.41% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 | Semiannual Report

Templeton Institutional Funds, Inc.
FINANCIAL HIGHLIGHTS
EMERGING MARKETS SERIES

                                        ------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                          JUNE 30, 2006                            YEAR ENDED DECEMBER 31,
                                           (UNAUDITED)         2005           2004           2003           2002           2001
                                        ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ..    $    18.93       $    15.09     $    12.18     $     8.10     $     8.08     $     8.66
                                           ---------------------------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ..............          0.18             0.33           0.21           0.24           0.14           0.15
 Net realized and unrealized gains
  (losses) ............................          1.00             3.89           2.97           4.10           0.02          (0.58)
                                           ---------------------------------------------------------------------------------------
Total from investment operations ......          1.18             4.22           3.18           4.34           0.16          (0.43)
                                           ---------------------------------------------------------------------------------------
Less distributions from net investment
 income ...............................         (0.06)           (0.38)         (0.27)         (0.26)         (0.14)         (0.15)
                                           ---------------------------------------------------------------------------------------
Redemption fees .......................            -- d             -- d           -- d           --             --             --
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period ........    $    20.05       $    18.93     $    15.09     $    12.18     $     8.10     $     8.08
                                           =======================================================================================
Total return c ........................          6.22%           28.09%         26.40%         53.84%          1.96%         (5.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $2,798,331       $2,841,536     $2,063,532     $2,092,229     $1,234,595     $1,274,579
Ratios to average net assets:
 Expenses .............................          1.41% e,f        1.42% f        1.45% f        1.46%          1.49%          1.45%
 Net investment income ................          1.78% e          1.98%          1.62%          2.52%          1.67%          1.85%
Portfolio turnover rate ...............         17.94%           36.42%         52.07%         46.83%         53.36%         64.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.


                      Semiannual Report | See notes to financial statements. | 9

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                             INDUSTRY                    SHARES/RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.9%
    COMMON STOCKS 90.8%
    ARGENTINA 0.1%
    Banco Macro Bansud SA, ADR ....................                 Commercial Banks                       44,800    $      912,128
  a Grupo Financiero Galicia SA, ADR ..............                 Commercial Banks                        3,000            18,750
  a Ternium SA, ADR ...............................                  Metals & Mining                       21,400           517,238
                                                                                                                     --------------
                                                                                                                          1,448,116
                                                                                                                     --------------
    AUSTRIA 0.5%
    Erste Bank der oesterreichischen
      Sparkassen AG ...............................                 Commercial Banks                       11,066           622,872
    Wienerberger AG ...............................                 Building Products                     301,550        14,330,904
                                                                                                                     --------------
                                                                                                                         14,953,776
                                                                                                                     --------------
    BRAZIL 3.1%
    Centrais Eletricas Brasileiras SA
      (Non Taxable) ...............................                Electric Utilities                 844,670,000        18,329,331
    Centrais Eletricas Brasileiras SA (Taxable) ...                Electric Utilities                 523,418,000        11,358,165
    Companhia de Bebidas das Americas
      (AmBev) .....................................                     Beverages                      31,354,000        11,580,959
  a Companhia de Bebidas das Americas
      (AmBev), 7/25/06 rts ........................                     Beverages                          14,355               247
    Souza Cruz SA (Non Taxable) ...................                      Tobacco                        1,975,316        29,375,746
    Unibanco - Uniao de Bancos Brasileiros SA,
      GDR, pfd ....................................                 Commercial Banks                      228,000        15,136,920
                                                                                                                     --------------
                                                                                                                         85,781,368
                                                                                                                     --------------
    CHINA 11.3%
    Aluminum Corp. of China Ltd., H ...............                  Metals & Mining                   47,144,000        34,904,170
    Anhui Conch Cement Co. Ltd., H ................              Construction Materials                 5,786,000         9,424,363
    China Mobile (Hong Kong) Ltd. .................        Wireless Telecommunication Services          9,679,000        55,334,565
    China Petroleum and Chemical Corp., H .........            Oil, Gas & Consumable Fuels             20,620,000        11,814,945
    China Telecom Corp. Ltd., H ...................      Diversified Telecommunication Services         8,688,000         2,796,681
    China Travel International Investment
      Hong Kong Ltd. ..............................           Hotels, Restaurants & Leisure            19,038,000         4,584,014
    Chongqing Changan Automobile Co. Ltd., B ......                    Automobiles                      5,418,286         2,783,671
    Citic Pacific Ltd. ............................             Industrial Conglomerates                   51,000           150,380
    CNOOC Ltd. ....................................            Oil, Gas & Consumable Fuels             54,819,000        43,762,874
    Datang International Power Generation Co. .....
      Ltd., H .....................................   Independent Power Producers & Energy Traders      2,652,000         1,843,955
    Denway Motors Ltd. ............................                    Automobiles                     46,545,000        15,582,223
    Huadian Power International Corp. Ltd., H .....   Independent Power Producers & Energy Traders     14,640,000         4,147,122
    Huaneng Power International, Inc., H ..........   Independent Power Producers & Energy Traders     10,034,000         6,653,718
    PetroChina Co. Ltd., H ........................            Oil, Gas & Consumable Fuels             78,482,000        83,874,741
  b PetroChina Co. Ltd., H, 144A ..................            Oil, Gas & Consumable Fuels             16,358,000        17,482,009
    Shanghai Industrial Holdings Ltd. .............             Industrial Conglomerates                7,249,000        14,140,793
    Travelsky Technology Ltd., H ..................                    IT Services                      6,948,000         7,962,196
                                                                                                                     --------------
                                                                                                                        317,242,420
                                                                                                                     --------------
    CROATIA 1.3%
a,c Pliva d.d., GDR, Reg S ........................                  Pharmaceuticals                    1,347,760        36,497,341
                                                                                                                     --------------


10 | Semiannual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  EMERGING MARKETS SERIES                                               INDUSTRY                    SHARES/RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  CZECH REPUBLIC 0.0%
  Philip Morris CR AS .............................                      Tobacco                            2,083    $    1,148,419
                                                                                                                     --------------
  FINLAND 0.4%
  Nokian Renkaat OYJ ..............................                  Auto Components                      806,180        10,601,824
                                                                                                                     --------------
  HONG KONG 2.0%
  Cheung Kong (Holdings) Ltd. .....................                    Real Estate                      2,538,000        27,499,752
  Cheung Kong Infrastructure Holdings Ltd. ........                Electric Utilities                   2,304,000         6,660,117
  Dairy Farm International Holdings Ltd. ..........             Food & Staples Retailing                2,740,419         8,604,916
  Hopewell Holdings Ltd. ..........................           Transportation Infrastructure                56,000           157,912
  MTR Corp. Ltd. ..................................                    Road & Rail                      5,724,785        13,821,128
                                                                                                                     --------------
                                                                                                                         56,743,825
                                                                                                                     --------------
  HUNGARY 2.5%
  BorsodChem Rt ...................................                     Chemicals                         508,584         5,858,818
  Gedeon Richter Ltd. .............................                  Pharmaceuticals                       65,308        12,011,158
a Magyar Telekom PLC ..............................      Diversified Telecommunication Services         4,988,793        18,983,883
  MOL Magyar Olaj-es Gazipari Rt ..................            Oil, Gas & Consumable Fuels                311,249        32,001,242
                                                                                                                     --------------
                                                                                                                         68,855,101
                                                                                                                     --------------
  INDIA 1.8%
  Gail India Ltd. .................................                   Gas Utilities                     1,933,380        10,737,254
  Himatsingka Seide Ltd. ..........................         Textiles, Apparel & Luxury Goods            1,302,496         2,638,775
  Hindustan Petroleum Corp. Ltd. ..................            Oil, Gas & Consumable Fuels              3,357,524        17,234,022
  Indian Oil Corp. Ltd. ...........................            Oil, Gas & Consumable Fuels                691,460         6,028,422
  Oil & Natural Gas Corp. Ltd. ....................            Oil, Gas & Consumable Fuels                546,769        13,205,043
b Oil & Natural Gas Corp. Ltd., 144A ..............            Oil, Gas & Consumable Fuels                 60,860         1,469,833
                                                                                                                     --------------
                                                                                                                         51,313,349
                                                                                                                     --------------
  INDONESIA 0.6%
  PT Astra International Tbk ......................                    Automobiles                     11,434,000        12,035,140
  PT Bank Danamon Indonesia Tbk ...................                 Commercial Banks                    7,893,500         3,387,311
                                                                                                                     --------------
                                                                                                                         15,422,451
                                                                                                                     --------------
  ISRAEL 0.2%
a Israel Discount Bank ............................                 Commercial Banks                      244,619           418,209
a Taro Pharmaceutical Industries Ltd. .............                  Pharmaceuticals                      406,080         4,308,509
                                                                                                                     --------------
                                                                                                                          4,726,718
                                                                                                                     --------------
  MALAYSIA 2.0%
  Maxis Communications Bhd. .......................        Wireless Telecommunication Services          9,293,000        21,623,391
  Resorts World Bhd ...............................           Hotels, Restaurants & Leisure             3,804,000        12,112,342
  Sime Darby Bhd ..................................             Industrial Conglomerates                7,844,800        11,742,114
  Tanjong PLC .....................................           Hotels, Restaurants & Leisure             1,197,200         4,398,476
  YTL Power International Bhd. ....................                  Water Utilities                    8,637,656         4,583,870
                                                                                                                     --------------
                                                                                                                         54,460,193
                                                                                                                     --------------
  MEXICO 3.7%
  Fomento Economico Mexicano SA de CV,
    ADR ...........................................                     Beverages                         319,406        26,740,671
  Grupo Bimbo SA de CV, A .........................                   Food Products                     1,513,034         4,532,102


                                                          Semiannual Report | 11

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  EMERGING MARKETS SERIES                                               INDUSTRY                    SHARES/RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  MEXICO (CONTINUED)
  Kimberly Clark de Mexico SA de CV, A ............                Household Products                  15,778,381    $   49,945,754
  Telefonos de Mexico SA de CV, L, ADR ............      Diversified Telecommunication Services         1,120,658        23,343,306
                                                                                                                     --------------
                                                                                                                        104,561,833
                                                                                                                     --------------
  PANAMA 0.3%
  Banco Latinoamericano de Exportaciones
    SA, E .........................................                 Commercial Banks                      470,100         7,347,663
                                                                                                                     --------------
  PERU 0.2%
  Compania de Minas Buenaventura SA, ADR ..........                  Metals & Mining                      204,400         5,576,032
                                                                                                                     --------------
  PHILIPPINES 1.0%
  San Miguel Corp., B .............................                     Beverages                      20,989,098        28,893,158
                                                                                                                     --------------
  POLAND 1.3%
  Polski Koncern Naftowy Orlen SA .................            Oil, Gas & Consumable Fuels              1,127,656        18,810,238
  Telekomunikacja Polska SA .......................      Diversified Telecommunication Services         2,706,743        17,038,007
                                                                                                                     --------------
                                                                                                                         35,848,245
                                                                                                                     --------------
  PORTUGAL 0.2%
a Jeronimo Martins SGPS SA ........................             Food & Staples Retailing                  356,611         6,090,198
                                                                                                                     --------------
  RUSSIA 6.6%
  Gazprom .........................................            Oil, Gas & Consumable Fuels              2,049,530        21,520,065
  Gazprom, ADR ....................................            Oil, Gas & Consumable Fuels                118,900         4,970,020
  LUKOIL, ADR .....................................            Oil, Gas & Consumable Fuels                853,620        71,063,865
  LUKOIL, ADR (London Exchange) ...................            Oil, Gas & Consumable Fuels                182,900        15,253,860
  Mining and Metallurgical Co. Norilsk Nickel .....                  Metals & Mining                      372,560        48,432,800
a Mobile Telesystems, ADR .........................        Wireless Telecommunication Services            603,000        17,752,320
a ZAO Polyus Gold Co. .............................                  Metals & Mining                      133,735         5,750,605
                                                                                                                     --------------
                                                                                                                        184,743,535
                                                                                                                     --------------
  SINGAPORE 1.2%
  ComfortDelGro Corp. Ltd. ........................                    Road & Rail                     16,213,000        15,674,138
  Fraser and Neave Ltd. ...........................             Industrial Conglomerates                7,521,290        19,009,958
                                                                                                                     --------------
                                                                                                                         34,684,096
                                                                                                                     --------------
  SOUTH AFRICA 10.0%
  Anglo American PLC ..............................                  Metals & Mining                    1,735,566        70,976,661
  Edgars Consolidated Stores Ltd. .................                 Specialty Retail                    1,925,793         7,775,691
a Imperial Holdings Ltd. ..........................              Air Freight & Logistics                  725,311        13,656,483
  JD Group Ltd. ...................................                 Specialty Retail                      964,419         8,928,610
  Massmart Holdings Ltd. ..........................             Food & Staples Retailing                1,396,509         9,154,243
  MTN Group Ltd. ..................................        Wireless Telecommunication Services          1,622,600        11,971,484
  Nampak Ltd. .....................................              Containers & Packaging                 1,739,051         4,426,455
  Nedbank Group Ltd. ..............................                 Commercial Banks                    2,459,765        38,766,171
  Old Mutual PLC ..................................                     Insurance                      14,778,420        44,614,579
  Remgro Ltd. .....................................          Diversified Financial Services             3,373,144        63,515,784
  Sappi Ltd. ......................................              Paper & Forest Products                  577,983         7,109,916
                                                                                                                     --------------
                                                                                                                        280,896,077
                                                                                                                     --------------


12 | Semiannual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                             INDUSTRY                    SHARES/RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    SOUTH KOREA 16.3%
    Daewoo Shipbuilding & Marine
      Engineering Co. Ltd. ........................                     Machinery                         342,720    $   10,078,406
    Hana Financial Group Inc. .....................                 Commercial Banks                      920,716        43,282,143
    Hite Brewery Co. Ltd. .........................                     Beverages                          35,220         3,522,928
    Hyundai Development Co. .......................            Construction & Engineering                 811,660        35,075,689
    Hyundai Motor Co. Ltd. ........................                    Automobiles                         13,860         1,177,461
    Kangwon Land Inc. .............................           Hotels, Restaurants & Leisure             1,827,737        31,208,790
    Kookmin Bank ..................................                 Commercial Banks                       58,710         4,826,751
    Korea Gas Corp. ...............................                   Gas Utilities                       326,770        11,193,702
    LG Card Co. Ltd. ..............................                 Consumer Finance                      457,990        22,664,169
    LG Chem Ltd. ..................................                     Chemicals                         219,020         7,618,087
    LG Corp. ......................................             Industrial Conglomerates                  455,400        13,368,000
    LG Electronics Inc. ...........................                Household Durables                     259,640        15,735,758
    LG Petrochemical Co. Ltd. .....................                     Chemicals                         253,870         4,950,298
a,b Lotte Shopping Co. Ltd., GDR, 144A ............                 Multiline Retail                    1,389,000        26,627,130
    Samsung Electronics Co. Ltd. ..................     Semiconductors & Semiconductor Equipment          218,580       138,923,573
    Samsung Fine Chemicals Co. Ltd. ...............                     Chemicals                         418,410        10,606,335
    Shinhan Financial Group Co. Ltd. ..............                 Commercial Banks                      416,000        19,511,990
    SK Corp. ......................................            Oil, Gas & Consumable Fuels                419,470        26,969,876
    SK Telecom Co. Ltd. ...........................        Wireless Telecommunication Services            131,919        28,365,192
                                                                                                                     --------------
                                                                                                                        455,706,278
                                                                                                                     --------------
    SWEDEN 0.9%
    Oriflame Cosmetics SA, SDR ....................                 Personal Products                     760,114        25,301,743
                                                                                                                     --------------
    TAIWAN 12.0%
    Asustek Computer Inc. .........................              Computers & Peripherals                1,560,000         3,831,503
    AU Optronics Corp. ............................        Electronic Equipment & Instruments           5,091,000         7,187,812
  a BenQ Corp. ....................................              Computers & Peripherals                7,232,000         4,490,885
    China Motor Corp. .............................                    Automobiles                      4,012,000         4,028,299
    Chinatrust Financial Holding Co. Ltd. .........                 Commercial Banks                   13,875,059        11,509,502
    Chunghwa Telecom Co. Ltd. .....................      Diversified Telecommunication Services        12,163,000        21,982,344
    D-Link Corp. ..................................             Communications Equipment               17,660,036        19,259,443
    Lite-On Technology Corp. ......................              Computers & Peripherals               16,662,880        24,684,032
    MediaTek Inc. .................................     Semiconductors & Semiconductor Equipment        1,489,200        13,802,308
    Mega Financial Holding Co. Ltd. ...............                 Commercial Banks                   61,917,032        45,813,458
    President Chain Store Corp. ...................             Food & Staples Retailing                7,822,010        17,157,505
    Realtek Semiconductor Corp. ...................     Semiconductors & Semiconductor Equipment       17,214,450        18,082,126
    Siliconware Precision Industries Co. ..........     Semiconductors & Semiconductor Equipment       10,624,237        13,063,461
    Sunplus Technology Co. Ltd. ...................     Semiconductors & Semiconductor Equipment       12,015,260        13,307,601
    Synnex Technology International Corp. .........        Electronic Equipment & Instruments          10,189,130        11,080,445
    Taiwan Mobile Co. Ltd. ........................        Wireless Telecommunication Services         40,431,878        40,221,403
    Taiwan Semiconductor Manufacturing Co. ........
      Ltd .........................................     Semiconductors & Semiconductor Equipment       28,255,711        50,979,610
    Uni-President Enterprises Corp. ...............                   Food Products                     8,177,180         7,124,101
    United Microelectronics Corp. .................     Semiconductors & Semiconductor Equipment        5,655,000         3,389,314
  a Yageo Corp. ...................................        Electronic Equipment & Instruments           3,382,000         1,170,224
    Yang Ming Marine Transport Corp. ..............                      Marine                         2,764,000         1,733,451
    Yuanta Core Pacific Securities Co. ............                  Capital Markets                    1,866,704         1,234,146
                                                                                                                     --------------
                                                                                                                        335,132,973
                                                                                                                     --------------


                                                          Semiannual Report | 13

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                             INDUSTRY                    SHARES/RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    THAILAND 3.0%
    Aromatics (Thailand) Public Co. Ltd., fgn. ....                     Chemicals                         757,100    $      544,190
    Bangkok Bank Public Co. Ltd., fgn. ............                 Commercial Banks                    4,512,000        12,546,485
    Kasikornbank Public Co. Ltd., fgn. ............                 Commercial Banks                   13,339,200        21,345,519
    Land and Houses Public Co. Ltd., fgn. .........                Household Durables                  22,311,831         4,419,054
    Siam Cement Public Co. Ltd., fgn. .............              Construction Materials                 2,678,136        16,299,254
    Siam Commercial Bank Public Co. Ltd., fgn. ....                 Commercial Banks                    8,003,100        12,386,750
    Thai Airways International Public Co. Ltd.,
      fgn. ........................................                     Airlines                        3,163,200         3,277,712
  a TMB Bank Public Co. Ltd., fgn. ................                 Commercial Banks                  131,642,200        11,741,435
  a True Corp. Public Co. Ltd., rts., 3/28/08 .....      Diversified Telecommunication Services         2,088,420                --
                                                                                                                     --------------
                                                                                                                         82,560,399
                                                                                                                     --------------
    TURKEY 6.2%
    Akbank TAS ....................................                 Commercial Banks                    6,359,541        30,541,871
    Arcelik AS, Br ................................                Household Durables                   4,194,820        23,989,334
  a KOC Holding AS ................................             Industrial Conglomerates                4,647,370        13,861,350
  a Migros Turk TAS ...............................             Food & Staples Retailing                1,123,808         9,018,870
    Tupras-Turkiye Petrol Rafineleri AS ...........            Oil, Gas & Consumable Fuels              2,700,300        45,218,294
  a Turk Hava Yollari Anonim Ortakligi ............                     Airlines                          558,000         1,921,706
a,b Turk Hava Yollari Anonim Ortakligi, 144A ......                     Airlines                        3,549,000        12,222,464
    Turkcell Iletisim Hizmetleri AS ...............        Wireless Telecommunication Services          3,319,648        15,208,498
    Turkiye Is Bankasi (Isbank), C ................                 Commercial Banks                    2,813,874        13,869,332
    Turkiye Vakiflar Bankasi T.A.O. ...............                 Commercial Banks                    2,159,172         8,459,315
                                                                                                                     --------------
                                                                                                                        174,311,034
                                                                                                                     --------------
    UNITED KINGDOM 2.1%
    HSBC Holdings PLC .............................                 Commercial Banks                    1,887,898        33,084,128
    Provident Financial PLC .......................                 Consumer Finance                    2,280,230        25,932,798
                                                                                                                     --------------
                                                                                                                         59,016,926
                                                                                                                     --------------
    TOTAL COMMON STOCKS
      (COST $1,851,783,499) .......................                                                                   2,539,865,091
                                                                                                                     --------------


14 | Semiannual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  EMERGING MARKETS SERIES                                               INDUSTRY                    SHARES/RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS 8.1%
  BRAZIL 8.0%
  Banco Bradesco SA, ADR, pfd. ....................                 Commercial Banks                    1,734,152    $   53,914,786
  Braskem SA, pfd., A .............................                     Chemicals                         221,415         1,358,606
  Companhia Vale do Rio Doce, ADR, pfd., A ........                  Metals & Mining                    2,931,400        60,328,212
  Petroleo Brasileiro SA, ADR, pfd. ...............            Oil, Gas & Consumable Fuels              1,203,935        96,122,170
  Sadia SA, pfd. ..................................                   Food Products                       100,396           266,530
  Suzano Bahia Sul Papel e Celulose SA,
    pfd., A .......................................              Paper & Forest Products                  960,237         5,643,759
  Usinas Siderurgicas de Minas Gerais SA,
    pfd., A .......................................                  Metals & Mining                      175,602         6,295,533
                                                                                                                     --------------
                                                                                                                        223,929,596
                                                                                                                     --------------
  RUSSIA 0.1%
  Surgutneftegaz, pfd. ............................            Oil, Gas & Consumable Fuels              1,627,000         1,708,350
                                                                                                                     --------------
  TOTAL PREFERRED STOCKS
    (COST $119,765,628) ...........................                                                                     225,637,946
                                                                                                                     --------------
  TOTAL LONG TERM INVESTMENTS
    (COST $1,971,549,127) .........................                                                                   2,765,503,037
                                                                                                                     --------------

                                                                                                 ------------------
                                                                                                  PRINCIPAL AMOUNT
                                                                                                 ------------------
  SHORT TERM INVESTMENTS
    (COST $12,609,796) 0.4%
  UNITED STATES 0.4%
d Federal Home Loan Bank, 7/03/06 .................                                                  $ 12,615,000        12,609,796
                                                                                                                     --------------
  TOTAL INVESTMENTS
    (COST $1,984,158,923) 99.3% ...................                                                                   2,778,112,833
  OTHER ASSETS, LESS LIABILITIES 0.7% .............                                                                      20,218,234
                                                                                                                     --------------
  NET ASSETS 100.0% ...............................                                                                  $2,798,331,067
                                                                                                                     ==============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt
SDR - Swedish Depository Receipt

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2006, the aggregate value of these securities was $57,801,436, representing 2.07% of net assets.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2006, the value of this security was $36,497,341, representing 1.30% of net assets.

d     The security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

                                                                 --------------
                                                                    EMERGING
                                                                 MARKETS SERIES
                                                                 --------------
Assets:
 Investments in securities:
  Cost ......................................................    $1,984,158,923
                                                                 --------------
  Value .....................................................    $2,778,112,833
 Cash .......................................................           344,871
 Foreign currency, at value (cost $2,028,862) ...............         1,854,102
 Receivables:
  Investment securities sold ................................        17,145,372
  Capital shares sold .......................................           434,268
  Dividends .................................................         6,411,519
  Other receivables (Note 8) ................................           528,470
  Foreign income tax ........................................         1,233,960
                                                                 --------------
        Total assets ........................................     2,806,065,395
                                                                 --------------
Liabilities:
 Payables:
  Investment securities purchased ...........................           111,740
  Capital shares redeemed ...................................         3,641,204
  Affiliates ................................................         2,888,990
 Accrued expenses and other liabilities .....................         1,092,394
                                                                 --------------
        Total liabilities ...................................         7,734,328
                                                                 --------------
           Net assets, at value .............................    $2,798,331,067
                                                                 ==============
Net assets consist of:
 Paid-in capital ............................................    $1,773,213,089
 Accumulated distributions in excess of net investment income       (18,336,431)
 Net unrealized appreciation (depreciation) .................       793,812,547
 Accumulated net realized gain (loss) .......................       249,641,862
                                                                 --------------
           Net assets, at value .............................    $2,798,331,067
                                                                 ==============
Shares outstanding ..........................................       139,569,676
                                                                 ==============
Net asset value per share a .................................    $        20.05
                                                                 ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


16 | See notes to financial statements. | Semiannual Report

                              Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

                                                                                    --------------
                                                                                       EMERGING
                                                                                    MARKETS SERIES
                                                                                    --------------
Investment income:
  Dividends (net of foreign taxes of $3,428,615) ................................    $  46,488,005
  Interest (net of foreign taxes of $375) .......................................          729,217
  Other income (Note 8) .........................................................          528,470
                                                                                     -------------
        Total investment income .................................................       47,745,692
                                                                                     -------------
Expenses:
 Management fees (Note 3a) ......................................................       18,213,029
 Administrative fees (Note 3b) ..................................................        1,214,182
 Transfer agent fees (Note 3c) ..................................................            8,507
 Custodian fees (Note 4) ........................................................        1,566,451
 Reports to shareholders ........................................................           14,702
 Professional fees ..............................................................           44,051
 Directors' fees and expenses ...................................................           37,604
 Other ..........................................................................           37,227
                                                                                     -------------
  Total expenses ................................................................       21,135,753
  Expense reductions (Note 4) ...................................................           (1,746)
                                                                                     -------------
        Net expenses ............................................................       21,134,007
                                                                                     -------------
           Net investment income ................................................       26,611,685
                                                                                     -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $141,913) ................................      278,517,943
  Foreign currency transactions .................................................         (482,700)
                                                                                     -------------
        Net realized gain (loss) ................................................      278,035,243
                                                                                     -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...................................................................     (121,879,320)
  Translation of assets and liabilities denominated in foreign currencies .......         (111,128)
  Change in deferred taxes on unrealized appreciation ...........................          172,369
                                                                                     -------------
           Net change in unrealized appreciation (depreciation) .................     (121,818,079)
                                                                                     -------------
Net realized and unrealized gain (loss) .........................................      156,217,164
                                                                                     -------------
Net increase (decrease) in net assets resulting from operations .................    $ 182,828,849
                                                                                     =============


                     Semiannual Report | See notes to financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             -------------------------------------
                                                                                                     EMERGING MARKETS SERIES
                                                                                             -------------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                              JUNE 30, 2006         YEAR ENDED
                                                                                               (UNAUDITED)       DECEMBER 31, 2005
                                                                                             -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $   26,611,685      $   46,949,051
  Net realized gain (loss) from investments and foreign currency transactions ............       278,035,243         326,585,364
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies, and deferred taxes .........      (121,818,079)        246,568,439
                                                                                              ----------------------------------
        Net increase (decrease) in net assets resulting from operations ..................       182,828,849         620,102,854
                                                                                              ----------------------------------
Distributions to shareholders from net investment income .................................        (8,961,923)        (55,791,328)
                                                                                              ----------------------------------
Capital share transactions (Note 2) ......................................................      (217,076,428)        213,692,478
                                                                                              ----------------------------------
Redemption fees ..........................................................................             4,116                 712
                                                                                              ----------------------------------
        Net increase (decrease) in net assets ............................................       (43,205,386)        778,004,716
Net assets:
 Beginning of period .....................................................................     2,841,536,453       2,063,531,737
                                                                                              ----------------------------------
 End of period ...........................................................................    $2,798,331,067      $2,841,536,453
                                                                                              ==================================
Accumulated distributions in excess of net investment income included in net assets:
 End of period ...........................................................................    $  (18,336,431)     $  (35,986,193)
                                                                                              ==================================


18 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of four separate series. The Emerging Markets Series (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


                                                          Semiannual Report | 19

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


20 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.


                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Prior to March 1, 2005, the redemption fee was 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2006, there were 1.14 billion shares authorized ($0.01 par value) for TIFI, of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                       -----------------------------------------------------------------
                                             SIX MONTHS ENDED                       YEAR ENDED
                                              JUNE 30, 2006                      DECEMBER 31, 2005
                                       -----------------------------------------------------------------
                                          SHARES           AMOUNT             SHARES           AMOUNT
                                       -----------------------------------------------------------------
Shares sold .......................     15,166,098     $ 313,283,953        33,273,305     $ 537,595,503
Shares issued in reinvestment
 of distributions .................        381,913         8,004,893         2,750,866        49,329,161
Shares redeemed ...................    (26,114,536)     (538,365,274)      (22,672,825)     (373,232,186)
                                       -----------------------------------------------------------------
Net increase (decrease) ...........    (10,566,525)    $(217,076,428)       13,351,346     $ 213,692,478
                                       =================================================================


22 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
SUBSIDIARY                                                           AFFILIATION
-----------------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       1.250%            Up to and including $1 billion
       1.200%            Over $1 billion, up to and including $5 billion
       1.150%            Over $5 billion, up to and including $10 billion
       1.100%            Over $10 billion, up to and including $15 billion
       1.050%            Over $15 billion, up to and including $20 billion
       1.000%            In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average net assets of certain funds within TIFI as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.150%            Up to and including $200 million
       0.135%            Over $200 million, up to and including $700 million
       0.100%            Over $700 million, up to and including $1.2 billion
       0.075%            In excess of $1.2 billion

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $8,507, of which $2,491 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 23

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses of $25,624,201 expiring on December 31, 2010, which may be carried over to offset future capital gains, if any.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $602,812.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and foreign taxes paid on net realized gains.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................    $ 2,031,393,720
                                                        ---------------
Unrealized appreciation ............................    $   801,546,876
Unrealized depreciation ............................        (54,827,763)
                                                        ---------------
Net unrealized appreciation (depreciation) .........    $   746,719,113
                                                        ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $530,355,719 and $755,448,967, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


24 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                          Semiannual Report | 25

Templeton Institutional Funds, Inc.

8. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


26 | Semiannual Report

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreements for each of the four separate series comprising Templeton Institutional Funds, Inc. ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.


                                                          Semiannual Report | 27

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance in comparison with its Lipper selected performance universe during 2005, as well as during the previous ten years ended December 31, 2005. The following summarizes the performance results for the Fund.


28 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Lipper performance universe for the Fund consisted of all retail and institutional emerging market funds as designated by Lipper. The Fund's total return during 2005 as shown in the Lipper report placed it in the second-lowest quintile of this performance universe, but was in excess of 28%. The Fund's total return on an annualized basis placed it in the middle quintile of its performance universe for the previous three years, and the second-highest quintile of such performance universe during each of the previous five- and ten-year periods. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Funds' investment management agreements was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Emerging Market Series showed that the Fund's effective management fee rate was in the most expensive quintile of its expense group, but that its actual total expenses were in the second least expensive quintile of such expense group. The Board found such expense acceptable, noting that it had previously taken steps to lower the Fund's management fee through adding breakpoints.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report


                                                          Semiannual Report | 29

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. Emerging Market Series' management advisory fee schedule is at the rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $5 billion of Fund net assets; 1.1% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2005, this Fund's net assets were approximately $2.8 billion, and to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with this Fund and its shareholders.


30 | Semiannual Report

Templeton Institutional Funds, Inc.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 31

                       This page intentionally left blank.

     [LOGO](R)             FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON         600 Fifth Avenue
   INSTITUTIONAL           New York, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES


INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT456 S2006 08/06

FOREIGN SMALLER COMPANIES SERES





                                             SEMIANNUAL REPORT 06 30 2006
-------------------------------------------------------------------------------



THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          TEMPLETON INSTITUTIONAL FUNDS, INC.

                                        ----------------------------------------

                                          Foreign Smaller Companies Series


                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

SEMIANNUAL REPORT

TIFI Foreign Smaller Companies Series .....................................    1

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Shareholder Information ...................................................   27

--------------------------------------------------------------------------------

Semiannual Report

TIFI Foreign Smaller Companies Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------

ASSET ALLOCATION
Based on Total Net Assets as of 6/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                Equity ........................  92.3%
                Short-Term Investments
                & Other Net Assets ............   7.7%

--------------------------------------------------------------------------------

We are pleased to bring you Templeton Institutional Funds, Inc. (TIFI) Foreign Smaller Companies Series' (the Fund's) semiannual report for the period ended June 30, 2006.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund posted a +9.75% cumulative total return for the six-month period ended June 30, 2006. The Fund outperformed its benchmark, the S&P/Citigroup Global ex-U.S. less than $2 Billion Index, which returned +6.53% during the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more of the Fund's performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world's three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit

1. Source: Standard & Poor's Micropal. The S&P/Citigroup Global ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Semiannual Report
rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005. 2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was +10.50%, and for the MSCI All Country (AC) World ex USA Index was +9.99%. 3 By comparison, the total return for the MSCI USA Index was +2.52% (all returns in U.S. dollars). 4

INVESTMENT STRATEGY

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Several holdings performed well during the period. One example is U.K.-based Cambridge Antibody Technology Group, a biopharmaceutical company that generates and develops antibody therapeutics using its Phage Display proprietary technology. Phage Display uses bacteria and bacterial viruses to produce and select synthetic antibodies with the qualities of natural

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                         37.4%
Asia                                           34.8%
North America                                  12.1%
Australia & New Zealand                         3.8%
Latin America                                   3.3%
Middle East & Africa                            0.9%
Short-Term Investments & Other Net Assets       7.7%

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.

3. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

4. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


                                                           Semiannual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Services & Supplies                    8.5%
Machinery                                         6.5%
Energy Equipment & Services                       5.5%
Electronic Equipment & Instruments                5.2%
Textiles, Apparel & Luxury Goods                  5.0%
Commercial Banks                                  4.4%
Health Care Providers & Services                  3.9%
Capital Markets                                   3.5%
Electrical Equipment                              3.4%
Specialty Retail                                  2.7%
Paper & Forest Products                           2.5%
Diversified Consumer Services                     2.2%
Leisure Equipment & Products                      2.2%
Independent Power Producers & Energy Traders      2.2%
Auto Components                                   2.2%
Household Durables                                2.1%
Transportation Infrastructure                     2.1%
Hotels, Restaurants & Leisure                     2.1%
Other                                            26.1%
Short-Term Investments & Other Net Assets         7.7%

antibodies. These therapeutic antibodies provide a more precise modality for treating diseases. During the period, AstraZeneca announced plans to acquire the company and the company's stock price increased following news of the takeover offer.

The Fund also benefited from its Sohgo Security Services holding. Sohgo Security Services is Japan's second-largest security services company and specializes in electronic security, manned security and cash transportation services. Due to its size and established market position, we believe the company seems poised to benefit from Japan's growing demand for security services. Recent reports indicate that the number of burglaries and violent crimes continues to rise as the number of women working full-time outside the home grows. The company is also an attractive investment due to a difficult pricing environment for security services. Over the long term, we believe gross margins will improve as the Japanese economy appears to be improving after its decade-long recession.

Another contributor to the Fund's performance during the period was Norwegian oil service company Prosafe. Prosafe is Norway's largest platform drilling contractor, a market leading owner and operator of semisubmersible service rigs, and a major owner and operator of floating production and storage vessels outside the North Sea. Our research showed that the recent surge in oil prices has not yet transformed into demand for the exploration and production service industry. We believe that increasing oil depletion rates would need to be countered by increased drilling activity. The company was attractive to us because it traded at a discount to its peers and has what we consider strong growth prospects.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.


4 | Semiannual Report

There were some detractors from Fund performance during the period. One example is Repco, Australia's and New Zealand's leading automotive parts and accessories supplier. Repco competes against three main regional players, many smaller independents and original equipment manufacturers. Repco's share price declined in line with the softer consumer environment in Australia and New Zealand. We believe the market has overlooked that this industry is less cyclical and has taken too negative a stance on recent earnings results in New Zealand. The company's trade business and the do-it-yourself portion of its retail business is dependent on cars being serviced, which cannot be deferred indefinitely.

Also hindering performance during the period was Nichii Gakkan. Nichii Gakkan is Japan's leading provider of outsourced medical administrative services for hospitals and elderly homecare. Until last year, Nichii Gakkan experienced rapid growth due to increasing demand for elderly homecare services, driven by an aging population and wider reimbursement coverage for the company's services. However, slowing sales and margin pressure resulting from poor execution has hurt the company. Still, we liked the company's shares given that they were down more than 60% from their peak and traded at historically low valuations. We think earnings may improve beginning next year if the company recovers from execution challenges in its medical administration business and benefits from growth initiatives and reduced spending.

We recently added Future and Hindustan Petroleum Corporation. We believe that we bought these stocks at substantial discounts to their intrinsic values. Future is a U.K.-listed consumer magazine publisher with more than 150 titles in the U.K., France, Italy and the U.S. The company is the global market leader in games magazines and targets other niche groups with a passion for a particular interest. Future operates in a cyclical market whose recent weakness provided us with what we considered excellent buying opportunities. We believe demand for the company's products should improve over our investment time horizon. Hindustan Petroleum is an Indian oil refining and marketing company with two refineries and more than 4,800 retail outlets for selling automotive fuels. Its share price has a negative correlation with oil prices because of India's strict regulatory environment. We think crude oil prices may eventually decline, which could contribute to a recovery in the company's profitability.

TOP 10 EQUITY HOLDINGS
6/30/06
-----------------------------------------------------
COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
-----------------------------------------------------
Daegu Bank Co. Ltd.                              2.0%
  COMMERCIAL BANKS, SOUTH KOREA
-----------------------------------------------------
Vedior NV                                        1.9%
  COMMERCIAL SERVICES & SUPPLIES,
  NETHERLANDS
-----------------------------------------------------
Sohgo Security Services Co. Ltd.                 1.8%
  COMMERCIAL SERVICES & SUPPLIES,
  JAPAN
-----------------------------------------------------
Aalberts Industries NV                           1.8%
  MACHINERY, NETHERLANDS
-----------------------------------------------------
Bank of Pusan                                    1.7%
  COMMERCIAL BANKS, SOUTH KOREA
-----------------------------------------------------
Amer Sports OYJ                                  1.6%
  LEISURE EQUIPMENT & PRODUCTS,
  FINLAND
-----------------------------------------------------
Vestas Wind Systems AS                           1.6%
  ELECTRICAL EQUIPMENT, DENMARK
-----------------------------------------------------
Bodycote International PLC,
 ord. & 144A                                     1.6%
  MACHINERY, U.K.
-----------------------------------------------------
North West Co. Fund                              1.5%
  DIVERSIFIED FINANCIAL SERVICES,
  CANADA
-----------------------------------------------------
D. Carnegie & Co. AB                             1.5%
  CAPITAL MARKETS, SWEDEN
-----------------------------------------------------


                                                          Semiannual Report  | 5

Sales during the period included shares of Lerado Group Holding, a Hong Kong-based manufacturer of infant products, and Oce, a Netherlands-based manufacturer of document creation and production equipment. Our analysis indicated that these companies' share prices were greater than our estimate of their intrinsic values.

Thank you for your continued participation in TIFI Foreign Smaller Companies Series. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Tucker Scott
                        Tucker Scott, CFA


[PHOTO OMITTED]         /s/ Cynthia L. Sweeting
                        Cynthia L. Sweeting, CFA

                        Portfolio Management Team
                        TIFI Foreign Smaller Companies Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: TFSCX                                  CHANGE     6/30/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.67     $19.85     $18.18
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.0274
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0850
--------------------------------------------------------------------------------
             TOTAL                  $0.1124
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
                                        6-MONTH        1-YEAR        3-YEAR    INCEPTION (10/21/02)
---------------------------------------------------------------------------------------------------
 Cumulative Total Return 2               +9.75%       +21.26%       +97.96%            +128.24%
---------------------------------------------------------------------------------------------------
 Average Annual Total Return 3           +9.75%       +21.26%       +25.56%             +25.06%
---------------------------------------------------------------------------------------------------
 Value of $1,000,000 Investment 4    $1,097,498    $1,212,541    $1,979,540          $2,282,409
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to assume as their own certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. This agreement may be ended after 5/1/07 upon notice to the Board of Directors.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.


                                                           Semiannual Report | 7

Your Fund's Expenses

As a Fund Shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                               VALUE 1/106      VALUE 6/30/06     PERIOD* 1/1/06-6/30/06
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00         $1,097.50               $4.94
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00         $1,020.08               $4.76
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                           Semiannual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                                          --------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JUNE 30, 2006                 YEAR ENDED DECEMBER 31,
                                                            (UNAUDITED)      2005           2004           2003         2002 g
                                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................   $  18.18        $  17.45        $ 14.97        $ 10.10        $10.00
                                                          --------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .......................       0.20            0.38           0.21           0.17         (0.01)

 Net realized and unrealized gains (losses) ...........       1.58            1.74           2.93           4.99          0.11
                                                          --------------------------------------------------------------------
Total from investment operations ......................       1.78            2.12           3.14           5.16          0.10
                                                          --------------------------------------------------------------------
Less distributions from:

 Net investment income ................................      (0.03)          (0.36)         (0.16)         (0.13)           --

 Net realized gains ...................................      (0.08)          (1.03)         (0.50)         (0.16)           --
                                                          --------------------------------------------------------------------
Total distributions ...................................      (0.11)          (1.39)         (0.66)         (0.29)           --
                                                          --------------------------------------------------------------------
Redemption fees .......................................         -- d            -- d           --             --            --
                                                          --------------------------------------------------------------------
Net asset value, end of period ........................   $  19.85        $  18.18        $ 17.45        $ 14.97        $10.10
                                                          ====================================================================

Total return c ........................................       9.75%          12.28%         21.28%         51.21%         1.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................   $143,020        $131,567        $97,495        $33,583        $6,195

Ratios to average net assets:

 Expenses before waiver and payments by affiliate......       1.07% e,f       1.07% f        1.16% f        1.58%         7.71% e

 Expenses net of waiver and payments by affiliate .....       0.95% e,f       0.95% f        0.95% f        0.95%         0.95% e

 Net investment income (loss) .........................       2.03% e         2.12%          1.34%          1.40%        (0.55)% e

Portfolio turnover rate ...............................       9.90%          24.59%         27.51%         12.58%           --

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.

g For the period October 21, 2002 (commencement of operations) to December 31, 2002.


10 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                  INDUSTRY                         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 92.3%
    COMMON STOCKS 91.0%
    AUSTRALIA 3.8%
    Billabong International Ltd. ...............          Textiles, Apparel & Luxury Goods                87,656   $     1,000,125
    Downer EDI Ltd. ............................           Commercial Services & Supplies                232,245         1,284,350
    Iluka Resources Ltd. .......................                  Metals & Mining                        235,139         1,144,801
    PaperlinX Ltd. .............................              Paper & Forest Products                    719,276         1,668,070
    Repco Corp. Ltd. ...........................                    Distributors                         443,845           376,098
                                                                                                                   ---------------
                                                                                                                         5,473,444
                                                                                                                   ---------------
    BAHAMAS 1.0%
  a Steiner Leisure Ltd. .......................           Diversified Consumer Services                  37,530         1,483,561
                                                                                                                   ---------------
    BELGIUM 1.3%
    Barco NV ...................................         Electronic Equipment & Instruments               20,740         1,916,911
                                                                                                                   ---------------
    BERMUDA 0.4%
  a Weatherford International Ltd. .............            Energy Equipment & Services                   11,732           582,142
                                                                                                                   ---------------
    BRAZIL 2.0%
  b Companhia de Saneamento de Minas Gerais,
      144A .....................................                  Water Utilities                        141,900         1,179,279
  b Lojas Renner SA, 144A ......................                  Multiline Retail                        32,400         1,741,992
                                                                                                                   ---------------
                                                                                                                         2,921,271
                                                                                                                   ---------------
    CANADA 10.7%
    CAE Inc. ...................................                Aerospace & Defense                      261,920         1,994,642
    Domtar Inc. ................................              Paper & Forest Products                    103,950           641,684
  a Dorel Industries Inc., B ...................                 Household Durables                       31,900           728,228
  a GSI Group Inc. .............................         Electronic Equipment & Instruments              151,050         1,297,520
    Legacy Hotels ..............................                    Real Estate                          204,730         1,559,114
    Linamar Corp. ..............................                  Auto Components                        106,490         1,411,089
    MDS Inc. ...................................          Health Care Providers & Services               115,390         2,103,827
    North West Co. Fund ........................           Diversified Financial Services                 54,150         2,175,897
  a Open Text Corp. ............................            Internet Software & Services                  87,800         1,259,399
    Precision Drilling Trust ...................            Energy Equipment & Services                   28,080           933,358
    Quebecor World Inc. ........................           Commercial Services & Supplies                 70,980           788,561
    Transcontinental Inc., B ...................           Commercial Services & Supplies                 25,630           440,887
                                                                                                                   ---------------
                                                                                                                        15,334,206
                                                                                                                   ---------------
    CHINA 5.7%
    Bio-Treat Technology Ltd. ..................           Commercial Services & Supplies                978,000           661,228
    China Oilfield Services Ltd. ...............            Energy Equipment & Services                3,454,000         1,756,720
  a China Pharmaceutical Group Ltd. ............                  Pharmaceuticals                      3,168,000           363,043
    China Resources Power Holdings Co. Ltd. ....    Independent Power Producers & Energy Traders       2,036,000         1,704,018
    Chitaly Holdings Ltd. ......................                 Household Durables                    1,438,000           264,775
    People's Food Holdings Ltd. ................                   Food Products                       1,948,000         1,280,121
  a TCL Multimedia Technology Holdings Ltd. ....                 Household Durables                    1,310,000           138,315
    Travelsky Technology Ltd., H ...............                    IT Services                        1,153,000         1,321,303
    Weiqiao Textile Co. Ltd. ...................          Textiles, Apparel & Luxury Goods               488,500           625,851
                                                                                                                   ---------------
                                                                                                                         8,115,374
                                                                                                                   ---------------
    DENMARK 1.6%
  a Vestas Wind Systems AS .....................                Electrical Equipment                      83,180         2,275,308
                                                                                                                   ---------------


                                                          Semiannual Report | 11

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                  INDUSTRY                         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    FINLAND 3.5%
    Amer Sports OYJ ............................            Leisure Equipment & Products                 109,180   $     2,280,787
    Huhtamaki OYJ ..............................               Containers & Packaging                     67,870         1,205,967
    KCI Konecranes OYJ .........................                     Machinery                            41,560           748,572
    Metso OYJ ..................................                     Machinery                            19,270           699,353
                                                                                                                   ---------------
                                                                                                                         4,934,679
                                                                                                                   ---------------
    GERMANY 2.1%
    Celesio AG .................................          Health Care Providers & Services                 5,490           499,412
  a Jenoptik AG ................................      Semiconductors & Semiconductor Equipment           118,490         1,076,206
    Vossloh AG .................................                     Machinery                            28,030         1,420,669
                                                                                                                   ---------------
                                                                                                                         2,996,287
                                                                                                                   ---------------
    HONG KONG 5.4%
    Asia Satellite Telecommunications
      Holdings Ltd. ............................       Diversified Telecommunication Services            318,000           540,486
    Dah Sing Financial Group ...................                  Commercial Banks                       137,600         1,008,123
    Fountain Set (Holdings) Ltd. ...............          Textiles, Apparel & Luxury Goods             1,400,000           477,702
    Giordano International Ltd. ................                  Specialty Retail                     1,694,000           801,593
    Hang Lung Group Ltd. .......................                    Real Estate                          355,000           767,928
    Hopewell Holdings Ltd. .....................           Transportation Infrastructure                 384,000         1,082,825
    Ngai Lik Industrial Holding Ltd. ...........                 Household Durables                    2,832,000           284,427
    Techtronic Industries Co. Ltd. .............                 Household Durables                      680,000           919,351
    Texwinca Holdings Ltd. .....................          Textiles, Apparel & Luxury Goods               667,000           446,593
    Yue Yuen Industrial Holdings Ltd. ..........          Textiles, Apparel & Luxury Goods               501,000         1,377,269
                                                                                                                   ---------------
                                                                                                                         7,706,297
                                                                                                                   ---------------
    INDIA 1.1%
    Hindustan Petroleum Corp. Ltd. .............            Oil, Gas & Consumable Fuels                  139,400           715,534
    Tata Motors Ltd., ADR ......................                     Machinery                            51,220           883,545
                                                                                                                   ---------------
                                                                                                                         1,599,079
                                                                                                                   ---------------
    INDONESIA 0.4%
  a PT Indosat Tbk .............................       Diversified Telecommunication Services          1,215,400           560,924
                                                                                                                   ---------------
    ISRAEL 0.9%
  a Orbotech Ltd. ..............................         Electronic Equipment & Instruments               54,930         1,259,545
                                                                                                                   ---------------
    JAPAN 5.9%
    Japan Airport Terminal Co. Ltd. ............           Transportation Infrastructure                  80,000           870,287
    Meitec Corp. ...............................           Commercial Services & Supplies                 51,500         1,678,492
    Nichii Gakkan Co. ..........................          Health Care Providers & Services                47,900           881,030
    Sangetsu Co. Ltd. ..........................                 Household Durables                       29,300           719,411
    Sohgo Security Services Co. Ltd. ...........           Commercial Services & Supplies                136,200         2,570,597
    Tokyo Individualized Educational
      Institute Inc. ...........................           Diversified Consumer Services                 506,440         1,721,396
                                                                                                                   ---------------
                                                                                                                         8,441,213
                                                                                                                   ---------------
    LUXEMBOURG 0.4%
  a Thiel Logistik AG ..........................                    IT Services                          149,260           618,648
                                                                                                                   ---------------
    MEXICO 0.8%
    Grupo Aeroportuario del Sureste SA de
      CV, ADR ..................................           Transportation Infrastructure                  31,810         1,068,498
                                                                                                                   ---------------


12 | Semiannual Report

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                  INDUSTRY                         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    NETHERLANDS 9.0%
    Aalberts Industries NV .....................                     Machinery                            34,657   $     2,547,044
    Arcadis NV .................................             Construction & Engineering                   17,400           824,916
  a Draka Holding NV ...........................                Electrical Equipment                      88,180         1,582,644
a,b Draka Holding NV, 144A .....................                Electrical Equipment                      15,715           282,051
    Imtech NV ..................................             Construction & Engineering                   27,200         1,315,274
    OPG Groep NV ...............................          Health Care Providers & Services                24,110         2,097,305
    SBM Offshore NV ............................            Energy Equipment & Services                   51,800         1,380,966
    Vedior NV ..................................           Commercial Services & Supplies                132,640         2,786,141
                                                                                                                   ---------------
                                                                                                                        12,816,341
                                                                                                                   ---------------
    NORWAY 1.2%
    Prosafe ASA ................................            Energy Equipment & Services                   28,210         1,722,347
                                                                                                                   ---------------
    RUSSIA 0.4%
a,b Pyaterochka Holding NV, GDR, 144A ..........              Food & Staples Retailing                    30,750           510,450
a,b Pyaterochka Holding NV, GDR, 144A (IPO) ....              Food & Staples Retailing                     5,778            95,915
                                                                                                                   ---------------
                                                                                                                           606,365
                                                                                                                   ---------------
    SINGAPORE 1.8%
    Huan Hsin Holdings Ltd. ....................         Electronic Equipment & Instruments            1,516,000           483,748
    Osim International Ltd. ....................                  Specialty Retail                     1,173,360         1,141,776
    Venture Corp. Ltd. .........................         Electronic Equipment & Instruments              131,000           877,417
                                                                                                                   ---------------
                                                                                                                         2,502,941
                                                                                                                   ---------------
    SOUTH KOREA 6.7%
    Bank of Pusan ..............................                  Commercial Banks                       186,080         2,373,194
    Daeduck Electronics Co. Ltd. ...............         Electronic Equipment & Instruments               72,480           637,136
    Daegu Bank Co. Ltd. ........................                  Commercial Banks                       163,580         2,931,078
    Halla Climate Control Corp. ................                  Auto Components                        162,580         1,694,773
    Hansol Paper Co. Ltd. ......................              Paper & Forest Products                     52,730           561,342
    Sindo Ricoh Co. ............................                 Office Electronics                       12,820           616,171
    Youngone Corp. .............................          Textiles, Apparel & Luxury Goods               161,402           740,025
                                                                                                                   ---------------
                                                                                                                         9,553,719
                                                                                                                   ---------------
    SPAIN 1.0%
    Sol Melia SA ...............................           Hotels, Restaurants & Leisure                  91,738         1,479,857
                                                                                                                   ---------------
    SWEDEN 1.5%
    D. Carnegie & Co. AB .......................                  Capital Markets                        115,310         2,115,471
                                                                                                                   ---------------
    SWITZERLAND 3.8%
  a Kuoni Reisen Holding AG, B .................           Hotels, Restaurants & Leisure                   2,590         1,453,426
    Medisize Holding AG ........................          Health Care Equipment & Supplies                 6,600           453,515
    SIG Holding AG .............................                     Machinery                             3,210           706,360
    Verwaltungs-und Privat-Bank AG .............                  Capital Markets                          6,760         1,433,621
    Vontobel Holding AG ........................                  Capital Markets                         40,680         1,425,938
                                                                                                                   ---------------
                                                                                                                         5,472,860
                                                                                                                   ---------------
    TAIWAN 4.9%
    AcBel Polytech Inc. ........................                Electrical Equipment                   1,779,988           698,390
    D-Link Corp. ...............................              Communications Equipment                 1,932,200         2,107,193
    Fu Sheng Industrial Co. Ltd. ...............              Industrial Conglomerates                   915,408           883,776


                                                          Semiannual Report | 13

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                  INDUSTRY                         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    TAIWAN (CONTINUED)
    Giant Manufacturing Co. Ltd. ...............            Leisure Equipment & Products                 515,000   $       833,712
    KYE Systems Corp. ..........................              Computers & Peripherals                  1,234,840         1,066,277
    Taiwan Fu Hsing ............................                 Building Products                       617,110           693,971
    Test-Rite International Co. Ltd. ...........                    Distributors                       1,059,000           695,236
                                                                                                                   ---------------
                                                                                                                         6,978,555
                                                                                                                   ---------------
    THAILAND 2.5%
    BEC World Public Co. Ltd., fgn. ............                       Media                           1,673,200           675,952
    Glow Energy Public Co. Ltd., fgn. ..........    Independent Power Producers & Energy Traders         708,000           501,469
  b Glow Energy Public Co. Ltd., fgn., 144A ....    Independent Power Producers & Energy Traders       1,271,300           900,448
  a Total Access Communication Public Co. Ltd. .        Wireless Telecommunication Services              410,000         1,476,000
                                                                                                                   ---------------
                                                                                                                         3,553,869
                                                                                                                   ---------------
    UNITED KINGDOM 11.2%
    Bodycote International PLC .................                     Machinery                           441,480         2,067,550
  b Bodycote International PLC, 144A ...........                     Machinery                            35,200           164,850
    Burberry Group PLC .........................          Textiles, Apparel & Luxury Goods               156,510         1,244,532
  a Cambridge Antibody Technology Group PLC ....                   Biotechnology                          80,210         1,971,284
    DS Smith PLC ...............................               Containers & Packaging                    360,250           999,288
    DX Services PLC ............................              Air Freight & Logistics                    255,380         1,559,643
    Electrocomponents PLC ......................         Electronic Equipment & Instruments              209,920           899,641
    Future PLC .................................                       Media                             908,830           668,060
    Game Group PLC .............................                  Specialty Retail                     1,257,150         1,900,511
    Homeserve PLC ..............................           Commercial Services & Supplies                 69,716         1,998,296
    John Wood Group PLC ........................            Energy Equipment & Services                  353,390         1,529,205
    Yule Catto & Company PLC ...................                     Chemicals                           251,110         1,057,592
                                                                                                                   ---------------
                                                                                                                        16,060,452
                                                                                                                   ---------------
    TOTAL COMMON STOCKS
      (COST $98,835,102) .......................                                                                       130,150,164
                                                                                                                   ---------------
    PREFERRED STOCKS 1.3%
    BRAZIL 0.5%
    Aracruz Celulose SA, ADR, pfd. .............              Paper & Forest Products                     13,370           700,856
                                                                                                                   ---------------
    GERMANY 0.8%
    Hugo Boss AG, pfd. .........................          Textiles, Apparel & Luxury Goods                29,430         1,245,030
                                                                                                                   ---------------
    TOTAL PREFERRED STOCKS (COST $847,627) .....                                                                         1,945,886
                                                                                                                   ---------------
    TOTAL LONG TERM INVESTMENTS
      (COST $99,682,729) .......................                                                                       132,096,050
                                                                                                                   ---------------


14 |  Semiannual Report

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                                            PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 6.7%
    UNITED STATES (COST $9,534,732) 6.7%
  c U.S. Treasury Bills, 7/06/06 - 12/21/06 ....                 United States                     $   9,688,000   $     9,540,313
                                                                                                                   ---------------
    TOTAL INVESTMENTS
      (COST $109,217,461) 99.0%.................                                                                       141,636,363
    OTHER ASSETS, LESS LIABILITIES 1.0% ........                                                                         1,383,439
                                                                                                                   ---------------
    NET ASSETS 100.0% ..........................                                                                   $   143,019,802
                                                                                                                   ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
GDR  - Global Depository Receipt

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the value of these securities was $4,874,985, representing 3.41% of net assets.

c     The security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

                                                                                                   ----------------
                                                                                                   FOREIGN SMALLER
                                                                                                   COMPANIES SERIES
                                                                                                   ----------------
Assets:
 Investments in securities:
  Cost .........................................................................................   $    109,217,461
                                                                                                   ================
  Value ........................................................................................   $    141,636,363
 Cash ..........................................................................................             31,916
 Foreign currency, at value (cost $1,247,570) ..................................................          1,250,808
 Receivables:
  Investment securities sold ...................................................................             28,227
  Capital shares sold ..........................................................................            274,149
  Dividends ....................................................................................            332,298
  Other receivables (Note 8) ...................................................................                 53
                                                                                                   ----------------
      Total assets .............................................................................        143,553,814
                                                                                                   ----------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................................            401,984
  Capital shares redeemed ......................................................................                 14
  Affiliates ...................................................................................             89,182
 Accrued expenses and other liabilities ........................................................             42,832
                                                                                                   ----------------
      Total liabilities ........................................................................            534,012
                                                                                                   ----------------
        Net assets, at value ...................................................................   $    143,019,802
                                                                                                   ================
Net assets consist of:
 Paid-in capital ...............................................................................   $    104,839,453
 Undistributed net investment income ...........................................................          1,219,144
 Net unrealized appreciation (depreciation) ....................................................         32,420,735
 Accumulated net realized gain (loss) ..........................................................          4,540,470
                                                                                                   ----------------
        Net assets, at value ...................................................................   $    143,019,802
                                                                                                   ================
Shares outstanding .............................................................................          7,206,738
                                                                                                   ================
Net asset value per share a ....................................................................   $          19.85
                                                                                                   ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


16 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

                                                                                                   ----------------
                                                                                                   FOREIGN SMALLER
                                                                                                   COMPANIES SERIES
                                                                                                   ----------------
Investment income:
 Dividends (net of foreign taxes of $208,183) ..................................................   $      1,895,246
 Interest (net of foreign taxes of $203) .......................................................            195,274
 Other income (Note 8) .........................................................................                 53
                                                                                                   ----------------
      Total investment income ..................................................................          2,090,573
                                                                                                   ----------------
Expenses:
 Management fees (Note 3a) .....................................................................            525,300
 Administrative fees (Note 3b) .................................................................            140,080
 Transfer agent fees (Note 3c) .................................................................              7,051
 Custodian fees (Note 4) .......................................................................             28,279
 Reports to shareholders .......................................................................             10,836
 Registration and filing fees ..................................................................              8,620
 Professional fees .............................................................................             15,080
 Directors' fees and expenses ..................................................................             11,055
 Other .........................................................................................              4,792
                                                                                                   ----------------
      Total expenses ...........................................................................            751,093
      Expense reductions (Note 4) ..............................................................             (1,147)
      Expenses waived/paid by affiliates (Note 3d) .............................................            (84,450)
                                                                                                   ----------------
        Net expenses ...........................................................................            665,496
                                                                                                   ----------------
          Net investment income ................................................................          1,425,077
                                                                                                   ----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $7,532) .................................................          4,561,960
  Foreign currency transactions ................................................................              3,857
                                                                                                   ----------------
        Net realized gain (loss) ...............................................................          4,565,817
                                                                                                   ----------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................................          6,857,015
  Translation of assets and liabilities denominated in foreign currencies ......................             20,656
                                                                                                   ----------------
        Net change in unrealized appreciation (depreciation) ...................................          6,877,671
                                                                                                   ----------------
Net realized and unrealized gain (loss) ........................................................         11,443,488
                                                                                                   ----------------
Net increase (decrease) in net assets resulting from operations ................................   $     12,868,565
                                                                                                   ================


                     Semiannual Report | See notes to financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        ------------------------------
                                                                                               FOREIGN SMALLER
                                                                                               COMPANIES SERIES
                                                                                        ------------------------------
                                                                                         SIX MONTHS
                                                                                            ENDED         YEAR ENDED
                                                                                        JUNE 30, 2006    DECEMBER 31,
                                                                                         (UNAUDITED)         2005
                                                                                        ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................   $   1,425,077    $   2,469,756
  Net realized gain (loss) from investments and foreign currency transactions .......       4,565,817        6,131,736
  Net change in unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies, and deferred taxes .....       6,877,671        5,888,506
                                                                                        ------------------------------
     Net increase (decrease) in net assets resulting from operations ................      12,868,565       14,489,998
                                                                                        ------------------------------
 Distributions to shareholders from:
  Net investment income .............................................................        (190,034)      (2,471,905)
  Net realized gains ................................................................        (589,521)      (6,793,091)
                                                                                        ------------------------------
 Total distributions to shareholders ................................................        (779,555)      (9,264,996)
                                                                                        ------------------------------

 Capital share transactions (Note 2) ................................................        (636,256)      28,847,120
                                                                                        ------------------------------

 Redemption fees ....................................................................              --                3
                                                                                        ------------------------------
     Net increase (decrease) in net assets ..........................................      11,452,754       34,072,125
Net assets:
 Beginning of period ................................................................     131,567,048       97,494,923
                                                                                        ------------------------------
 End of period ......................................................................   $ 143,019,802    $ 131,567,048
                                                                                        ==============================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of period ......................................................................   $   1,219,144    $     (15,899)
                                                                                        ==============================


18 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of four separate series. The Foreign Smaller Companies Series (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in


                                                          Semiannual Report | 19

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


20 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Prior to March 1, 2005, the redemption fee was 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Company against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2006, there were 1.14 billion shares authorized ($0.01 par value) for TIFI, of which 60 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                        ---------------------------------------------------------
                                            SIX MONTHS ENDED                  YEAR ENDED
                                             JUNE 30, 2006                 DECEMBER 31, 2005
                                        ---------------------------------------------------------
                                          SHARES        AMOUNT          SHARES          AMOUNT
                                        ---------------------------------------------------------
Shares sold ......................        396,297    $ 7,943,590      1,496,864    $   25,920,894
Shares issued in reinvestment
  of distributions ...............         34,889        691,155        447,719         8,097,280
Shares redeemed ..................       (462,817)    (9,271,001)      (292,789)       (5,171,054)
                                        ---------------------------------------------------------
Net increase (decrease) ..........        (31,631)   $  (636,256)     1,651,794    $   28,847,120
                                        =========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and directors of the following subsidiaries:


22 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

-----------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
-----------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                          Investment manager
Franklin Templeton Investment Management Limited (FTIML)         Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
      0.750%          Up to and including $1 billion
      0.730%          Over $1 billion, up to and including $5 billion
      0.710%          Over $5 billion, up to and including $10 billion
      0.690%          Over $10 billion, up to and including $15 billion
      0.670%          Over $15 billion, up to and including $20 billion
      0.650%          In excess of $20 billion

Under a subadvisory agreement, FTIML, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $7,051, of which $4,567 was retained by Investor Services.

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENT

FT Services agreed in advance to voluntarily waive a portion of administrative fees through May 1, 2007. Additionally, TIC agreed in advance to voluntarily waive a portion of management fees through May 1, 2007. Total expenses waived by FT Services and TIC are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

5. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments..................................   $   109,550,953
                                                        ===============
Unrealized appreciation .............................   $    38,847,697
Unrealized depreciation .............................        (6,762,287)
                                                        ---------------
Net unrealized appreciation (depreciation) ..........   $    32,085,410
                                                        ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $13,096,130 and $14,059,722, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO


24 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

8. REGULATORY MATTERS (CONTINUED)

Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 25

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


26 | Semiannual Report

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreements for each of the four separate series comprising Templeton Institutional Funds, Inc. ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the


                                                          Semiannual Report | 27

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance in comparison with its Lipper selected performance universe during 2005, as well as during the previous ten years ended December 31, 2005. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of all retail and institutional international small/midcap core funds, international small/midcap growth funds, and international small/midcap value funds as designated by Lipper. The Fund has a history of operations for only three full years and its Lipper report showed its total return during 2005 placed it in the lowest quintile of its performance universe, during 2004 placed it in the second-lowest quintile of such


28 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

universe, and during 2003 placed it in the upper half of such universe. As shown in such report, the actual level of the Fund's total return during 2005 exceeded 12%, and on an annualized basis exceeded 27% during its three years of operations. The Board was satisfied with such performance, noting the Fund's relatively small size and limited period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Funds' investment management agreements was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Foreign Smaller Companies Series showed its effective management fees and its actual total expenses were in the least expensive quintile of its Lipper expense group, which was satisfactory to the Board.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management


                                                          Semiannual Report | 29

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The fees and expenses of Foreign Smaller Company Series were partially waived or subsidized by management during 2005. The Board felt no economies of scale existed in the operation of the Fund at its December 31, 2005, asset level of approximately $131 million.


30 | Semiannual Report

Templeton Institutional Funds, Inc.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 31

                      This page intentionally left blank.

                                        FRANKLIN TEMPLETON INSTITUTIONAL
        [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                600 Fifth Avenue
      INSTITUTIONAL                     NEW YORK, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

SUBADVISOR
Franklin Templeton Investment Management Limited, London,
Geneva Branch

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT458 S2006 08/06

FRANKLIN TEMPELTON NON-U.S. CORE EQUITY SERIES






                                                 SEMIANNUAL REPORT 06 30 2006
                                          --------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                          --------------------------------------

                               Franklin Templeton Non-U.S. Core Equity Series



                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


                                                         SIX MONTHS
                                                           ENDED
                                                         JUNE 30,
                                                           2006               YEAR ENDED DECEMBER 31,
                                                         (UNAUDITED)    2005       2004     2003      2002/f
                                                         ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................   $14.68   $ 14.23    $ 12.46    $ 9.45     $10.00
                                                         ---------------------------------------------------------
Income from investment operations/a:
 Net investment income/b ..............................      0.20       0.25       0.19      0.19       0.01
 Net realized and unrealized gains (losses) ...........      1.20       1.70       2.12      3.09      (0.51)
                                                         ---------------------------------------------------------
Total from investment operations ......................      1.40       1.95       2.31      3.28       (.50)
                                                         ---------------------------------------------------------
Less distributions from:
 Net investment income ................................     (0.04)     (0.23)     (0.17)    (0.27)      (0.05)
 Net realized gains ...................................     (0.26)     (1.27)     (0.37)       --         --
                                                         ---------------------------------------------------------
Total distributions ...................................     (0.30)     (1.50)     (0.54)    (0.27)      (0.05)
                                                         ---------------------------------------------------------
Net asset value, end of period ........................   $ 15.78    $ 14.68    $ 14.23    $12.46      $ 9.45
                                                         =========================================================

Total return/c ........................................      9.60%     13.90%     18.77%    34.89%      (5.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................   $ 3,155    $ 2,936    $ 2,846    $2,493      $2,942
Ratios to average net assets:
 Expenses before waiver and payments by affiliate
   and expense reducion ...............................      2.95%/d    2.68%      2.53%     5.31%       5.47%/d
 Expenses net of waiver and payments by affiliate .....      0.87%/d    0.84%      0.84%     0.84%       0.84%/d
 Expenses net of waiver and payments by affiliate
   and expense reducion ...............................      0.84%/d    0.84%/e    0.84%/e   0.84%       0.84%/d
 Net investment income ................................      2.62%/d    1.72%      1.45%     1.87%       0.28%/d
Portfolio turnover rate ................................    11.01%     31.36%     24.45%    39.97%       6.36%

a The amount shown for a share outstanding throughout the perid may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investmens of the Fund.
b Based on average daily shares outstanding.
c Total return is not annualized for periods less than one year.
d Annualized.
e Benefit of expense reduction is less than 0.01%.
f For the period September 3, 2002 (commencement date) to December 31, 2002.




                       See notes to financial statements.

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                      INDUSTRY                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 95.3%
  AUSTRALIA 5.4%
  Aristocrat Leisure Ltd. ........................          Hotels, Restaurants & Leisure                3,000     $    28,721
  CSL Ltd. .......................................                  Biotechnology                        1,000          39,952
  Macquarie Bank Ltd. ............................                 Capital Markets                         400          20,515
  Qantas Airways Ltd. ............................                     Airlines                          4,970          10,935
  QBE Insurance Group Ltd. .......................                    Insurance                          1,000          15,238
  Sonic Healthcare Ltd. ..........................         Health Care Providers & Services              2,200          23,221
  St. George Bank Ltd. ...........................                 Commercial Banks                      1,500          32,701
                                                                                                                   -----------
                                                                                                                       171,283
                                                                                                                   -----------
  BELGIUM 1.0%
  KBC GROEP NV ...................................                 Commercial Banks                        300          32,199
                                                                                                                   -----------
  BERMUDA 0.6%
  ACE Ltd. .......................................                    Insurance                            350          17,706
                                                                                                                   -----------
  BRAZIL 0.7%
  Companhia Siderurgica Nacional SA, ADR .........                 Metals & Mining                         500          16,100
  Embraer-Empresa Brasileira de Aeronautica
    SA, ADR ......................................               Aerospace & Defense                       200           7,294
                                                                                                                   -----------
                                                                                                                        23,394
                                                                                                                   -----------
  CANADA 3.1%
  Alcan Inc. .....................................                 Metals & Mining                         200           9,370
  BCE Inc. (USD Traded) ..........................      Diversified Telecommunication Services           1,060          25,053
  Cameco Corp. ...................................           Oil, Gas & Consumable Fuels                   800          31,874
a Cognos Inc. ....................................                     Software                            600          16,885
  Trican Well Service Ltd. .......................           Energy Equipment & Services                   800          15,983
                                                                                                                   -----------
                                                                                                                        99,165
                                                                                                                   -----------
  CHINA 1.0%
  China Mobile (Hong Kong) Ltd. ..................       Wireless Telecommunication Services             4,450          25,440
  China Telecom Corp. Ltd., H ....................      Diversified Telecommunication Services          22,000           7,082
                                                                                                                   -----------
                                                                                                                        32,522
                                                                                                                   -----------
  DENMARK 0.4%
 a Vestas Wind Systems AS ........................               Electrical Equipment                      493          13,485
                                                                                                                   -----------
  FINLAND 0.8%
  Stora Enso OYJ, R (EUR/FIM Traded) .............             Paper & Forest Products                   1,820          25,424
                                                                                                                   -----------
  FRANCE 6.1%
  Accor SA .......................................          Hotels, Restaurants & Leisure                  140           8,523
  AXA SA .........................................                    Insurance                            610          20,024
  Compagnie Generale des Etablissements
    Michelin, B ..................................                 Auto Components                         530          31,866
  Essilor International SA .......................         Health Care Equipment & Supplies                200          20,135
  France Telecom SA ..............................      Diversified Telecommunication Services             870          18,709
  Sanofi-Aventis .................................                 Pharmaceuticals                         330          32,210
  Suez SA ........................................                 Multi-Utilities                       1,190          49,475
a Thomson SA .....................................                Household Durables                       630          10,421
                                                                                                                   -----------
                                                                                                                       191,363
                                                                                                                   -----------


2 | Semiannual Report

Templeton Institutional Funds, Inc.

-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                      INDUSTRY                   SHARES/WARRANTS     VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  GERMANY 8.2%
  BASF AG ..........................................                  Chemicals                           140     $   11,236
  Bayerische Motoren Werke AG ......................                 Automobiles                          460         22,973
  Celesio AG .......................................       Health Care Providers & Services               460         41,845
  Deutsche Post AG .................................           Air Freight & Logistics                  1,520         40,853
  E.ON AG ..........................................              Electric Utilities                      260         29,934
a Infineon Technologies AG .........................   Semiconductors & Semiconductor Equipment         1,170         13,022
  Muenchener Rueckversicherungs-Gesellschaft AG ....                  Insurance                            70          9,571
  Puma AG Rudolf Dassler Sport .....................       Textiles, Apparel & Luxury Goods               100         38,923
  SAP AG ...........................................                   Software                           150         31,642
  Siemens AG .......................................           Industrial Conglomerates                   220         19,152
                                                                                                                  ----------
                                                                                                                     259,151
                                                                                                                  ----------
  GREECE 2.4%
  Cosmote Mobile Telecommunications SA .............     Wireless Telecommunication Services            1,100         24,766
  National Bank of Greece SA .......................               Commercial Banks                       700         27,652
a National Bank of Greece SA, rts., 7/05/06 ........               Commercial Banks                       700          2,212
  Piraeus Bank SA ..................................               Commercial Banks                       900         21,415
                                                                                                                  ----------
                                                                                                                      76,045
                                                                                                                  ----------
  HONG KONG 4.7%
  Esprit Holdings Ltd. .............................               Specialty Retail                     5,000         40,817
  Noble Group Ltd. .................................       Trading Companies & Distributors            20,000         13,775
  Sun Hung Kai Properties Ltd. .....................                 Real Estate                        3,000         30,594
  Swire Pacific Ltd., A ............................                 Real Estate                        3,000         30,960
  Television Broadcasts Ltd. .......................                    Media                           3,000         18,542
  Wharf (Holdings) Ltd. ............................                 Real Estate                        4,000         14,215
                                                                                                                  ----------
                                                                                                                     148,903
                                                                                                                  ----------
  IRISH REPUBLIC 1.0%
  Anglo Irish Bancorp PLC ..........................               Commercial Banks                     2,000         31,086
                                                                                                                  ----------
  ISRAEL 1.8%
a Check Point Software Technologies Ltd. ...........                   Software                         1,160         20,393
  Teva Pharmaceutical Industries Ltd., ADR .........               Pharmaceuticals                      1,100         34,749
                                                                                                                  ----------
                                                                                                                      55,142
                                                                                                                  ----------
  ITALY 2.7%
  Eni SpA ..........................................         Oil, Gas & Consumable Fuels                  652         19,209
  Luxottica Group SpA, ADR .........................       Textiles, Apparel & Luxury Goods               700         18,991
  Saipem SpA .......................................         Energy Equipment & Services                1,500         34,137
  UniCredito Italiano SpA ..........................               Commercial Banks                     1,432         11,211
                                                                                                                  ----------
                                                                                                                      83,548
                                                                                                                  ----------
  JAPAN 6.4%
  Asahi Glass Co. Ltd. .............................              Building Products                     3,000         38,036
  Fast Retailing Co. Ltd. ..........................               Specialty Retail                       200         16,340
  Fuji Photo Film Co. Ltd. .........................         Leisure Equipment & Products                 300         10,066
  KDDI Corp. .......................................     Wireless Telecommunication Services                2         12,285
  Mabuchi Motor Co. Ltd. ...........................      Electronic Equipment & Instruments              100          5,977
  Mitsui Fudosan Co. Ltd. ..........................                 Real Estate                        2,000         43,427
  Nintendo Co. Ltd. ................................                   Software                           100         16,776
  Nitori Co. Ltd. ..................................               Specialty Retail                       400         19,468


                                                           Semiannual Report | 3

Templeton Institutional Funds, Inc.

-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                      INDUSTRY                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  JAPAN (CONTINUED)
  Sompo Japan Insurance Inc. .....................                    Insurance                          1,000     $    13,980
  Sony Corp. .....................................                Household Durables                       300          13,238
  Takeda Pharmaceutical Co. Ltd. .................                 Pharmaceuticals                         200          12,443
                                                                                                                   -----------
                                                                                                                       202,036
                                                                                                                   -----------
  LUXEMBOURG 0.5%
  SES Global .....................................                      Media                            1,000          14,264
                                                                                                                   -----------
  MEXICO 2.3%
  America Movil SA de CV, L, ADR .................       Wireless Telecommunication Services               800          26,608
  Cemex SA de CV, CPO, ADR .......................              Construction Materials                     300          17,091
  Telefonos de Mexico SA de CV, L, ADR ...........      Diversified Telecommunication Services           1,300          27,079
                                                                                                                   -----------
                                                                                                                        70,778
                                                                                                                   -----------
  NETHERLANDS 6.5%
  Akzo Nobel NV ..................................                    Chemicals                            630          33,978
  ING Groep NV ...................................                 Capital Markets                       1,290          50,711
  Koninklijke Philips Electronics NV .............                Household Durables                     1,130          35,315
  SBM Offshore NV ................................           Energy Equipment & Services                 3,240          86,377
                                                                                                                   -----------
                                                                                                                       206,381
                                                                                                                   -----------
  NORWAY 2.2%
  Norske Skogindustrier ASA ......................             Paper & Forest Products                   1,340          19,646
  Telenor ASA ....................................      Diversified Telecommunication Services           4,080          49,329
                                                                                                                   -----------
                                                                                                                        68,975
                                                                                                                   -----------
  PORTUGAL 0.9%
  Portugal Telecom SGPS SA .......................      Diversified Telecommunication Services           2,310          27,896
                                                                                                                   -----------
  RUSSIA 0.5%
  LUKOIL, ADR (London Exchange) ..................           Oil, Gas & Consumable Fuels                   200          16,680
                                                                                                                   -----------
  SOUTH AFRICA 0.3%
  Sappi Ltd. .....................................             Paper & Forest Products                     872          10,727
                                                                                                                   -----------
  SOUTH KOREA 3.0%
  Kookmin Bank, ADR ..............................                 Commercial Banks                        370          30,732
  KT Corp., ADR ..................................      Diversified Telecommunication Services           1,100          23,595
b Samsung Electronics Co. Ltd., GDR, 144A ........     Semiconductors & Semiconductor Equipment            130          40,885
                                                                                                                   -----------
                                                                                                                        95,212
                                                                                                                   -----------
  SPAIN 2.4%
  Banco Bilbao Vizcaya Argentaria SA .............                 Commercial Banks                      1,500          30,855
  Banco Santander Central Hispano SA .............                 Commercial Banks                        650           9,496
  Telefonica SA ..................................      Diversified Telecommunication Services           2,048          34,111
                                                                                                                   -----------
                                                                                                                        74,462
                                                                                                                   -----------
  SWEDEN 4.5%
  Atlas Copco AB, A ..............................                    Machinery                          2,730          75,886
  Getinge AB, B ..................................         Health Care Equipment & Supplies              1,200          20,431
  Nordea Bank AB, FDR ............................                 Commercial Banks                      2,260          26,887
  Securitas AB, B ................................          Commercial Services & Supplies                 480           9,206
  Volvo AB, B ....................................                    Machinery                            170           8,364
                                                                                                                   -----------
                                                                                                                       140,774
                                                                                                                   -----------


4 | Semiannual Report

Templeton Institutional Funds, Inc.

-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                      INDUSTRY                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  SWITZERLAND 5.5%
  Credit Suisse Group ............................                 Capital Markets                         600     $    33,572
  Lonza Group AG .................................                    Chemicals                            110           7,545
  Roche Holding AG ...............................                 Pharmaceuticals                         250          41,331
  Swiss Reinsurance Co. ..........................                    Insurance                            360          25,164
a Syngenta AG ....................................                    Chemicals                            300          39,879
  UBS AG .........................................                 Capital Markets                         250          27,404
                                                                                                                   -----------
                                                                                                                       174,895
                                                                                                                   -----------
  TAIWAN 0.9%
  Chunghwa Telecom Co. Ltd., ADR .................      Diversified Telecommunication Services             700          12,929
  Compal Electronics Inc., GDR ...................             Computers & Peripherals                   1,039           5,039
b Compal Electronics Inc., GDR, 144A .............             Computers & Peripherals                     415           2,013
  Taiwan Semiconductor Manufacturing Co. .........
    Ltd., ADR ....................................     Semiconductors & Semiconductor Equipment          1,029           9,446
                                                                                                                   -----------
                                                                                                                        29,427
                                                                                                                   -----------
  UNITED KINGDOM 19.5%
  BAE Systems PLC ................................               Aerospace & Defense                     6,900          47,179
  Boots Group PLC ................................             Food & Staples Retailing                    566           8,059
  BP PLC .........................................           Oil, Gas & Consumable Fuels                 1,560          18,189
  British Sky Broadcasting Group PLC .............                      Media                            1,660          17,605
  Cadbury Schweppes PLC ..........................                  Food Products                        3,700          35,682
  Compass Group PLC ..............................          Hotels, Restaurants & Leisure                3,970          19,253
  GlaxoSmithKline PLC ............................                 Pharmaceuticals                         500          13,971
  HSBC Holdings PLC ..............................                 Commercial Banks                      1,200          21,029
  Man Group PLC ..................................                 Capital Markets                         900          42,407
  National Grid PLC ..............................                 Multi-Utilities                       2,062          22,288
  Next PLC .......................................                 Multiline Retail                      1,800          54,324
  Pearson PLC ....................................                      Media                              920          12,530
  Reckitt Benckiser PLC ..........................                Household Products                     1,000          37,355
  Rentokil Initial PLC ...........................          Commercial Services & Supplies               1,570           4,536
  Royal Bank of Scotland Group PLC ...............                 Commercial Banks                        780          25,646
  Royal Dutch Shell PLC, B .......................           Oil, Gas & Consumable Fuels                   801          27,996
  The Sage Group PLC .............................                     Software                          5,000          21,336
  Shire PLC ......................................                 Pharmaceuticals                       2,870          41,875
  Smith & Nephew PLC .............................         Health Care Equipment & Supplies              3,000          23,106
  Smiths Group PLC ...............................             Industrial Conglomerates                  1,290          21,255
  Standard Chartered PLC .........................                 Commercial Banks                      1,630          39,788
  Tesco PLC ......................................             Food & Staples Retailing                  5,000          30,883
  Vodafone Group PLC .............................       Wireless Telecommunication Services             9,940          21,185
  Yell Group PLC .................................                      Media                              670           6,338
                                                                                                                   -----------
                                                                                                                       613,815
                                                                                                                   -----------
  TOTAL COMMON STOCKS
    (COST $1,944,488) 95.3% ......................                                                                   3,006,738
                                                                                                                   -----------


                                                           Semiannual Report | 5

Templeton Institutional Funds, Inc.

-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                        INDUSTRY                   SHARES/WARRANTS     VALUE
-------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (COST $8,070) 0.2%
BRAZIL 0.2%
Tele Norte Leste Participacoes SA, ADR, pfd. .....      Diversified Telecommunication Services             550     $     7,012
                                                                                                                   -----------
TOTAL INVESTMENTS
  (COST $1,952,558) 95.5% ........................                                                                   3,013,750
OTHER ASSETS, LESS LIABILITIES 4.5% ..............                                                                     141,613
                                                                                                                   -----------
NET ASSETS 100.0% ................................                                                                 $ 3,155,363
                                                                                                                   ===========

CURRENCY ABBREVIATIONS

EUR - Euro
FIM - Finnish Markka
USD - U.S. Dollar

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FDR - Foreign Depository Receipt
GDR - Global Depository Receipt

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the value of these securities was $42,898, representing 1.36% of net assets.


6 | See notes to financial statements. | Semiannual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)


                                                         FRANKLIN TEMPLETON
                                                        NON-U.S. CORE EQUITY
                                                              SERIES
                                                         ------------------
Assets:
 Investments in securities:
  Cost ................................................   $1,952,558
                                                         ------------------
  Value ...............................................   $3,013,750
 Cash .................................................       55,604
 Foreign currency, at value (cost $13,231) ............       13,871
 Receivables:
  Investment securities sold ..........................       28,573
  Dividends ...........................................        7,958
  Affiliates ..........................................       47,903
                                                         ------------------
      Total assets ....................................    3,167,659
                                                         ------------------
Liabilities:
 Payables:
   Affilates ..........................................          302
 Accrued expenses and other liabilities ...............       11,994
                                                         ------------------
      Total liabilities................................       12,296
                                                         ------------------
       Net assets, at value ...........................   $3,155,363
                                                         ------------------
Net assets consist of:
 Paid-in Capital ......................................   $1,912,477
 Undistributed net investment income ..................       37,358
 Net unrealized appreciation (depreciation) ...........    1,061,990
 Accumulated net realized gain (loss) .................      143,538
                                                         ------------------
       Net assets, at value ...........................   $3,155,363
                                                         ==================
Shares outstanding ....................................      200,000
                                                         ==================
Net asset value per share/a ...........................       $15.78
                                                         ==================


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.







                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL STATEMENTS


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006



                                                            FRANKLIN TEMPLETON
                                                            NON-U.S. CORE EQUITY
                                                                  SERIES
                                                            ------------------
Investment income:
 Dividends (net of foreign taxes of $5,311) ...................   $ 53,560
 Interest .....................................................        358
                                                                 --------------
      Total investment income .................................     53,918
                                                                 --------------
Expenses:
 Management fees (Note 3a).....................................     10,931
 Administrative fees (Note 3b).................................      3,082
 Transfer agent fees (Note 3c).................................        332
 Custodian fees (Note 4) ......................................        415
 Reports to Shareholders ......................................        844
 Registration and filing fees .................................      4,143
 Professional fees ............................................     12,470
 Directors' fees and expenses .................................      5,217
 Other ........................................................      8,528
                                                                 --------------
      Total expenses ..........................................     45,962
      Expense reductions (Note 4) .............................       (466)
      Expenses waived/paid by affiliate (Note 3d)..............    (32,414)
                                                                 --------------
          Net expenses ........................................     13,082
                                                                 --------------
            Net investment income .............................     40,836
                                                                 --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................    151,209
  Foreign currency transactions ...............................      1,840
                                                                 --------------
      Net realized gain (loss) ................................    153,049
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................     84,680
  Translation of assets and liabilities denominated in
    foreign currencies ........................................      1,275
                                                                 --------------
      Net change in unrealized appreciation (depreciation) ....     85,955
                                                                 --------------
Net realized and unrealized gain (loss) .......................    239,004
                                                                 --------------
Net increase (decrease) in net assets resulting from operations.  $279,840
                                                                 --------------



8                      See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FRANKLIN TEMPLETON
                                                                 NON-U.S. CORE EQUITY SERIES
                                                               -------------------------------
                                                                 SIX MONTHS
                                                                   ENDED        YEAR ENDED
                                                                JUNE 30, 2006   DECEMBER 31,
                                                                (UNAUDITED)          2005
                                                               -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $  40,836      $   49,655
  Net realized gain (loss) from investments and foreign
   currency transactions .....................................     153,049         288,382
  Net change in unrealized appreciation (depreciation) on
   investments and translation of asset and liabilities
   denominated in foreign currencies .........................      85,955           53,222
                                                                -------------------------------
      Net increase (decrease) in net assets resulting from
       operations ............................................     279,840          391,259

 Distributions to shareholders from:
  Net investment income ......................................      (8,680)         (46,880)
  Net realized gains .........................................     (51,940)        (254,200)
                                                                -------------------------------
 Total distributions to shareholders .........................     (60,620)        (301,080)
                                                                -------------------------------

     Net increase (decrease) in net assets ...................     219,220           90,179

Net assets:
 Beginning of period .........................................   2,936,143        2,845,964
                                                                -------------------------------
 End of period  .............................................   $3,155,363      $ 2,936,143
                                                                ===============================
Undistributed net investment income included in net assets:
 End of period ..............................................   $   37,358      $     5,202
                                                                ===============================


                       See notes to financial statements.                     9

TEMPLETON INSTITUTIONAL FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of four separate series. The Franklin Templeton Non-U.S. Core Equity Series (the
Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

TEMPLETON INSTITUTIONAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

TEMPLETON INSTITUTIONAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

F.  ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G.  REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Prior to March 1, 2005, the redemption fee was 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H.  GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEMPLETON INSTITUTIONAL FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

2.  CAPITAL STOCK

At June 30, 2006, there were 1.14 billion shares authorized ($0.01 par value), of which 60 million have been classified as Fund Shares. During the period ended June 30, 2006, and the year ended December 31, 2005, there were no share transactions.

3.  TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:


SUBSIDIARY                                                                     AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Templeton Alternative Strategies Inc. (Alternative Strategies)      Investment manager
Fiduciary International Inc. (Fiduciary)                                     Investment manager
Templeton Investment Counsel LLC (TIC)                                       Investment manager
Franklin Templeton Services LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors Inc. (Distributors)                          Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)                 Transfer agent


A.  MANAGEMENT FEES

The Fund pays an investment management fee to Alternative Stategies based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
-------------------------------------------------------------------------------
0.700%                   Up to and including $1 billion
0.680%                   Over $1 billion, up to and including $5 billion
0.660%                   Over $5 billion, up to and including $10 billion
0.640%                   Over $10 billion, up to and including $15 billion
0.620%                   Over $15 billion, up to and including $20 billion
0.600%                   In excess of  $20 billion

Under a subadvisory agreement, FTI, an affiliate of Alternative Stategies, provides subadvisory services to the Fund and receives from Alternative Strategies fees based on the average daily net assets of the Fund. Prior to February 28, 2006, Fiduciary International, Inc., an affiliate of Alternative Strategies, provided subadvisory services to the Fund and received from Alternative Strategies fees based on the average daily net assets of the fund.

Under a subadvisory agreement, TIC, an affiliate of Alternative Strategies, provides subadvisory services to the Fund and receives from Alternative Strategies fees based on the average daily net assets of the Fund.

TEMPLETON INSTITUTIONAL FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

B.  ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C.  TRANSFER AGENT FEES

The Fund paid transfer agent fees of $332, of which $12 was retained by Investor Services.

D.  VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees through April 30, 2007. Additionally, Alternative Strategies agreed in advance to voluntarily waive management fees and assume payment of other expenses, through April 30, 2007. Total expenses waived/paid by FT Services and Alternative Strategies are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

E.  OTHER AFFILIATED TRANSACTIONS

At June 30, 2006, Franklin Advisers, Inc. (an affiliate of the Fund's investment manager) owned 100.00% of the Fund.

4.  EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

TEMPLETON INSTITUTIONAL FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

5.  INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:


Cost of investments                              $     1,954,062
                                                 -----------------
Unrealized appreciation                          $     1,090,827
Unrealized depreciation                                 (31,139)
                                                 -----------------
Net unrealized appreciation                      $     1,059,688
                                                 =================


6.  INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $336,847 and $537,443, respectively.

7.  CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.   LIQUIDATION OF A FUND

On July 19, 2006, the Board of Directors approved the termination and liquidation of the Fund, which was completed and effective on July 31, 2006.

TEMPLETON INSTITUTIONAL FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

9.  REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

TEMPLETON INSTITUTIONAL FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

10.  FASB INTERNATIONAL NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreements for each of the four separate series comprising Templeton Institutional Funds, Inc. ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance in comparison with its Lipper selected performance universe during 2005, as well as during the previous ten years ended December 31, 2005. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of all retail and institutional international multi-cap core funds as designated by Lipper. The Fund has a history of operations for only three full years and the Lipper report showed its total return during each year was in the middle quintile of its performance universe, and during its three years of existence on an annualized basis exceeded 22%. The Board was satisfied with such performance, noting the Fund's small size and limited period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Funds' investment management agreements was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Franklin Templeton Non-U.S. Core Equity Series showed its effective management fees were in the least or second least expensive quintile of its respective Lipper expense group and its actual total expenses were in the least expensive quintile of its respective Lipper expense group, which was satisfactory to the Board.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The fees and expenses of Franklin Templeton Non-U.S. Core Equity Series were partially waived or subsidized by management during 2005. The Board felt no economies of scale existed in the operation of this Fund at its December 31, 2005, asset level of approximately $3 million.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)         FRANKLIN TEMPLETON INSTITUTIONAL
     INSTITUTIONAL               600 Fifth Avenue
                                 New York, NY 10020
SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT459 S2006 08/06






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES          N/A/


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



TEMPLETON INSTITUTIONAL FUNDS, INC.

By/s/JIMMY D. GAMBILL
  -------------------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date:  August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By/s/JIMMY D. GAMBILL
  -------------------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date:  August 28, 2006

By/s/GALEN G. VETTER
  -----------------------------
Galen G. Vetter
Chief Financial Officer
Date:  August 28, 2006